                  Oppenheimer Tremont Market Neutral Fund, LLC

                       STATEMENT OF ADDITIONAL INFORMATION
                  Dated July 29, 2005, revised December 6, 2005

                           Two World Financial Center
                         225 Liberty Street, 11th Floor
                          New York, New York 10281-1008
                                 (212) 323-0200
                            toll-free (800) 858-9826

            This Statement of Additional Information ("SAI") is not a
prospectus. This SAI relates to and should be read in conjunction with the prospectus of Oppenheimer Tremont Market Neutral Fund, LLC (the "Fund"), dated
July 29, 2005. A copy of the prospectus may be obtained by contacting the Fund at the telephone numbers or address set forth above.

            This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                                TABLE OF CONTENTS

                        INVESTMENT POLICIES AND PRACTICES

            The investment objective and principal investment strategies of the
Fund, as well as the principal risks associated with the Fund's investment strategies, are set forth in the prospectus. Certain additional investment information is set forth below.

FUNDAMENTAL POLICIES

            The Fund's stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the
Fund ("Shares"), are listed below. As defined by the Investment Company Act of
1940, as amended (the "Investment Company Act"), the vote of a "majority of the outstanding voting securities of the Fund" means the vote, at an annual or special meeting of securityholders duly called, (a) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy;
or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less. The Fund may not:

o     Issue senior securities, Issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

o     Borrow money, except to the extent permitted under the Investment Company
      Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

o     Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of its portfolio securities.

o     Make loans, except to the extent permitted under the Investment Company
      Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

o     Invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

     o Invest  25% or more of the  value of its total  assets in the  securities
(other  than U.S.  Government  securities)  of  issuers  engaged  in any  single industry or group of related industries;  provided,  however, that the Fund will invest 25% or more of the value of its total  assets in Hedge  Funds that pursue market neutral investment  strategies  (except  temporarily during any period of adverse market  conditions  affecting Hedge Funds that pursue such  strategies), but will not invest 25% or more of the value of its total  assets in Hedge Funds that, in the aggregate,  have investment programs that focus on investing in any single industry or group of related industries.

            With respect to these investment restrictions and other policies described in this SAI or the prospectus (except the Fund's policies on borrowings and senior securities set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. The Fund's investment policies and restrictions do not apply to the activities and transactions of investment funds in which assets of the Fund are invested, but will apply to investments made by the Fund (or any account consisting solely of Fund assets).

            The Fund's investment objective is fundamental and may not be changed without the vote of a majority (as defined by the Investment Company
Act) of the Fund's outstanding voting securities.

            For purposes of the Fund's policy not to concentrate its investments as described above, the Fund has adopted the industry classifications set forth in Appendix A to this Statement of Additional Information. This is not a fundamental policy.

            Currently, under the Investment Company Act, the maximum amount the
Fund may borrow is to the extent that the value of the Fund's assets, less its liabilities, other than borrowings, is equal to at least 300% of all borrowings
(including the proposed borrowing).

            The Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

            With respect to these investment restrictions and other policies described in this SAI or the prospectus (except the Fund's policies on borrowings and senior securities set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. The Fund's investment policies and restrictions do not apply to the activities and transactions of the investment funds in which the Fund's assets are invested, but will apply to investments made by the Fund.

            The Fund's investment objective is fundamental and may not be changed without the vote of a majority (as defined by the Investment Company
Act) of the Fund's outstanding voting securities.

CERTAIN PORTFOLIO SECURITIES AND OTHER OPERATING POLICIES

            As discussed in the prospectus, the Fund will invest primarily in private investment funds ("Hedge Funds") that are managed by alternative asset managers ("Hedge Fund Managers") that employ market neutral investment strategies. The Fund may also on occasion retain a Hedge Fund Manager to manage a designated segment of the Fund's assets (a "Segregated Account") in accordance with the Hedge Fund Manager's investment program. Additional information regarding the types of securities and financial instruments in which Hedge Fund
Managers may invest the assets of Hedge Funds and Segregated Accounts, and certain of the investment techniques that may be used by Hedge Fund Managers, is set forth below.

EQUITY SECURITIES

            The investment portfolios of Hedge Funds and Segregated Accounts will include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. The value of equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

            Hedge Fund Managers may generally invest Hedge Funds and Segregated
Accounts in equity securities without restriction. These investments may include securities issued by companies having relatively small market capitalization, including "micro cap" companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. These securities are also subject to other risks that are less prominent in the case of the securities of larger companies.

FIXED-INCOME SECURITIES

            Hedge Funds and Segregated Accounts may invest in fixed-income securities. A Hedge Fund Manager will invest in these securities when their yield and potential for capital appreciation are considered sufficiently attractive and also may invest in these securities for defensive purposes and to maintain liquidity. Fixed-income securities include bonds, notes and debentures issued by U.S. and foreign corporations and governments. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk). Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal.

            Hedge Funds and Segregated Accounts may invest in both investment grade and non-investment grade debt securities (commonly referred to as "junk bonds"). Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization
(a "Rating Agency") in one of the four highest rating categories or, if not rated by any Rating Agency, have been determined by a Hedge Fund Manager to be of comparable quality.

            A Hedge Fund's or Segregated Account's investments in non-investment grade debt securities, including convertible debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities.

NON-U.S. SECURITIES

     Hedge Funds and Segregated  Accounts may invest in equity and  fixed-income securities  of non-U.S.  issuers and in  depositary  receipts,  such as American
Depositary  Receipts ("ADRs") that represent indirect interests in securities of
non-U.S.  issuers.  Non-U.S.  securities  in which  Hedge  Funds and  Segregated
Accounts may invest may be listed on non-U.S.  securities exchanges or traded in
non-U.S.  over-the-counter markets or may be purchased in private placements and not be publicly traded. Investments in non-U.S.  securities are affected by risk factors generally not thought to be present in the U.S. These factors are listed in the prospectus under "Risk Factors--Non-U.S. Investments."

            As a general matter, Hedge Funds and Segregated Accounts are not required to hedge against non-U.S. currency risks, including the risk of changing currency exchange rates, which could reduce the value of non-U.S.
currency denominated portfolio securities irrespective of the underlying investment. However, from time to time, a Hedge Fund or Segregated Account may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Hedge Fund's or Segregated Account's obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Hedge Fund or Segregated
Account for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when the Hedge Fund or
Segregated Account anticipates purchasing or selling a non-U.S. security. This technique would allow the Hedge Fund or Segregated Account to "lock in" the U.S.
dollar price of the security. Forward contracts also may be used to attempt to protect the value of the Hedge Fund's or Segregated Account's existing holdings of non-U.S. securities. There may be, however, imperfect correlation between the
Hedge Fund's or Segregated Account's non-U.S. securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for non-hedging purposes to pursue the Fund's or a Hedge Fund's investment objective, such as when a Hedge Fund Manager anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Fund's or Hedge Fund's investment portfolio.

            ADRs involve substantially the same risks as investing directly in securities of non-U.S. issuers, as discussed above. ADRs are receipts typically issued by a U.S. bank or trust company that show evidence of underlying securities issued by a non-U.S. corporation. Issuers of unsponsored Depository
Receipts are not obligated to disclose material information in the United
States, and therefore, there may be less information available regarding such issuers.

MONEY MARKET INSTRUMENTS

            The Fund, Hedge Funds and Segregated Accounts may invest during periods of adverse market or economic conditions for defensive purposes some or all of their assets in high quality money market instruments and other short-term obligations, money market mutual funds or repurchase agreements with banks or broker-dealers or may hold cash or cash equivalents in such amounts as
Tremont Partners, Inc., the Fund's sub-adviser (the "Sub-Adviser"), or Hedge
Fund Managers deem appropriate under the circumstances. The Fund or Hedge Funds also may invest in these instruments for liquidity purposes pending allocation of their respective offering proceeds and other circumstances. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S.
Government securities, commercial paper, certificates of deposit and bankers'
acceptances issued by domestic branches of banks that are members of the Federal
Deposit Insurance Corporation, and repurchase agreements.

REPURCHASE AGREEMENTS

            Repurchase agreements are agreements under which the Fund, a Hedge
Fund or Segregated Account purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Company at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the Fund, Hedge Fund or Segregated
Account would have the right to sell the securities. This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund, Hedge
Fund or Segregated Account might encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under
U.S. bankruptcy law, and they therefore may involve greater risks. The Fund has adopted specific policies designed to minimize certain of the risks of loss from its use of repurchase agreements.

REVERSE REPURCHASE AGREEMENTS

            Reverse repurchase agreements involve the sale of a security to a bank or securities dealer and the simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Hedge Fund or Segregated Account.
Reverse repurchase agreements are a form of leverage which also may increase the volatility of a Hedge Fund's or Segregated Account's investment portfolio.

SPECIAL INVESTMENT TECHNIQUES

            Hedge Funds and Segregated Accounts may use a variety of special investment techniques as more fully discussed below to hedge a portion of their investment portfolios against various risks or other factors that generally affect the values of securities. They may also use these techniques for non-hedging purposes in pursuing their investment objectives. These techniques may involve the use of derivative transactions. The techniques Hedge Funds and
Segregated Accounts may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that Hedge Funds or Segregated Accounts may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not perform as anticipated and that a Hedge Fund or Segregated Account may suffer losses as a result of its hedging activities.

            DERIVATIVES. Hedge Funds and Segregated Accounts may engage in transactions involving options, futures and other derivative financial instruments. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit Hedge Funds and Segregated Accounts to increase or decrease the level of risk, or change the character of the risk, to which their portfolios are exposed in much the same way as they can increase or decrease the level of risk, or change the character of the risk, of their portfolios by making investments in specific securities.

            Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Hedge Fund's or Segregated Account's performance.

            If a Hedge Fund or Segregated Account invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Hedge Fund's or Segregated Account's return or result in a loss. A
Hedge Fund or Segregated Account also could experience losses if its derivatives were poorly correlated with its other investments, or if the Hedge Fund or
Segregated Account were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

            OPTIONS AND FUTURES. The Hedge Fund Managers may utilize options and futures contracts. They also may use so-called "synthetic" options (notional principal contracts with characteristics of an OTC option) or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Such transactions may be effected on securities exchanges, in the over-the-counter market, or negotiated directly with counterparties. When such transactions are purchased over-the-counter or negotiated directly with counterparties, a Hedge Fund or Segregated Account bears the risk that the counterparty will be unable or unwilling to perform its obligations under the option contract. Such transactions may also be illiquid and, in such cases, a
Hedge Fund Manager may have difficulty closing out its position.
Over-the-counter options and synthetic transactions purchased and sold by Hedge
Funds and Segregated Accounts may include options on baskets of specific securities.

            The Hedge Fund Managers may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which a Hedge Fund or Segregated Account owns the underlying security. The sale of such an option exposes a Hedge Fund or Segregated Account during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on a Hedge Fund's or Segregated Account's books. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets. Options sold by the Hedge Funds and Segregated Accounts need not be covered.

            A Hedge Fund or Segregated Account may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Hedge Fund or Segregated Account will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Hedge Fund Manager would ordinarily effect a similar
"closing sale transaction," which involves liquidating a position by selling the option previously purchased, although the Hedge Fund Manager could exercise the option should it deem it advantageous to do so.

            Synthetic options transactions involve the use of two financial instruments that, together, have the economic effect of an options transaction.
The risks of synthetic options are generally similar to the risks of actual options, with the addition of increased market risk, liquidity risk, counterparty credit risk, legal risk and operations risk.

            The use of derivatives that are subject to regulation by the
Commodity Futures Trading Commission (the "CFTC") by Hedge Funds and Segregated
Accounts could cause the Fund to be a commodity pool, which would require the
Fund to comply with certain rules of the CFTC. However, the Fund intends to conduct its operations to avoid regulation as a commodity pool. If applicable
CFTC rules change, more restrictive conditions may be applied to the Fund's use of certain derivatives.

            Hedge Funds and Segregated Accounts may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States.
Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that might be realized in trading could be eliminated by adverse changes in the exchange rate, or a loss could be incurred as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

            Engaging in these transactions involves risk of loss, which could adversely affect the value of the Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.
Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Hedge Fund or Segregated Account to substantial losses.

            Successful use of futures also is subject to a Hedge Fund Manager's ability to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

            Some or all of the Hedge Fund Managers may purchase and sell stock index futures contracts for a Hedge Fund or Segregated Account. A stock index future obligates a Hedge Fund or Segregated Account to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day.

            Some or all of the Hedge Fund Managers may purchase and sell interest rate futures contracts for a Hedge Fund or Segregated Account. An interest rate future obligates represents an obligation to purchase or sell an amount of a specific debt security at a future date at a specific price.

            Some or all of the Hedge Fund Managers may purchase and sell currency futures. A currency future creates an obligation to purchase or sell an amount of a specific currency at a future date at a specific price.

            OPTIONS ON SECURITIES INDEXES. Some or all of the Hedge Fund
Managers may purchase and sell for the Hedge Funds and Segregated Accounts call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by a Hedge Fund Manager of options on stock indexes will be subject to the Hedge Fund Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

            WARRANTS AND RIGHTS. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

            SWAP AGREEMENTS. The Hedge Fund Managers may enter into equity, interest rate, index and currency rate swap agreements on behalf of Hedge Funds and Segregated Accounts. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an investment was made directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

            Most swap agreements entered into by a Hedge Fund or Segregated
Account would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, a Hedge Fund's or Segregated
Account's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the
"net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that a party is contractually obligated to make. If the other party to a swap defaults, a Hedge Fund's or Segregated Account's risk of loss consists of the net amount of payments that it contractually is entitled to receive.

            To achieve investment returns equivalent to those achieved by a
Hedge Fund Manager in whose investment vehicles the Fund could not invest directly, perhaps because of its investment minimum or its unavailability for direct investment, the Fund may enter into swap agreements under which the Fund may agree, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, and to receive the total return of the reference investment vehicle over a stated time period. The Fund may seek to achieve the same investment result through the use of other derivatives in similar circumstances.
The Federal income tax treatment of swap agreements and other derivatives used in the above manner is unclear. The Fund does not currently intend to use swaps or other derivatives in this manner.

LENDING PORTFOLIO SECURITIES

            A Hedge Fund or Segregated Account may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Hedge Fund or Segregated
Account continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Hedge Fund or Segregated Account an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. A Hedge Fund or
Segregated Account generally will receive collateral consisting of cash, U.S.
Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Hedge Fund or Segregated Account might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Hedge Fund or Segregated Account.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES

            To reduce the risk of changes in securities prices and interest rates, a Hedge Fund or Segregated Account may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Hedge Fund or Segregated Account enters into the commitment, but the Hedge Fund or Segregated Account does not make payment until it receives delivery from the counterparty. After a Hedge Fund or
Segregated Account commits to purchase such securities, but before delivery and settlement, it may sell the securities if it is deemed advisable.

            Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose a Hedge Fund or Segregated
Account to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when a Hedge Fund or Segregated Account is fully or almost fully invested results in a form of leverage and may result in greater potential fluctuation in the value of the net assets of a Hedge Fund or
Segregated Account. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by a Hedge Fund or Segregated Account on a forward basis will not honor its purchase obligation. In such cases, the Hedge Fund or
Segregated Account may incur a loss.

PORTFOLIO PROXY VOTING

            The Fund is a fund-of-funds that invests primarily in Hedge Funds which have investors other than the Fund. The Fund has delegated voting of proxies in respect of portfolio holdings to the Adviser and the Adviser has delegated to the Sub-Adviser to vote the Fund's proxies in accordance with its proxy voting guidelines and procedures. However, the Fund invests primarily in private investment partnerships and similar investment vehicles, which are not voting securities. To the extent the Fund invests in voting securities, if any, the Fund's primary consideration in voting portfolio proxies would be the financial interests of the Fund and its Shareholders. For the purpose of voting portfolio proxies relating to voting securities held by the Fund, if any, the
Fund has adopted the OppenheimerFunds Portfolio Proxy Voting Policies and
Procedures. The OppenheimerFunds Proxy Voting Guidelines on routine and non-routine proxy proposals are summarized below.

o           The Fund would vote with the recommendation of the issuer's management on routine matters, including election of directors nominated by management and ratification of auditors, unless circumstances indicate otherwise.
o           In general, the Fund would oppose anti-takeover proposals and supports elimination of anti-takeover proposals, absent unusual circumstances.
o           The Fund would support shareholder proposals to reduce a
            super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.
o The Fund would oppose proposals to classify the board of directors. o The Fund would support proposals to eliminate cumulative voting. o The Fund would oppose re-pricing of stock options. o The Fund would generally consider executive compensation questions such as stock
            option plans and bonus plans to be ordinary business activity. The
            Fund analyzes stock option plans, paying particular attention to their dilutive effect. While the Fund would generally support management proposals, the Fund opposes plans it considers to be excessive.

            The Fund will be required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. Once filed, the Fund's Form N-PX filing will be available (i)
without charge, upon request, by calling the Fund toll-free at 1.800.858.9826 and (ii) on the SEC's website at www.sec.gov.

PORTFOLIO TURNOVER

            "Portfolio turnover" describes the rate at which the Fund traded its portfolio investments during its last fiscal year. For example, if a fund sold all of its portfolio investments during the year, its portfolio turnover rate would have been 100%. The Sub-Adviser is not limited in the amount of portfolio trading it may conduct on behalf of the Fund in seeking to achieve the Fund's investment objective and will invest in and withdraw from the Hedge Funds held in the Fund's portfolio as it deems appropriate. The rate of portfolio turnover will not be treated as a limiting or relevant factor when circumstances exist that are considered by the Sub-Adviser to make portfolio changes advisable.

            Although the Sub-Adviser expects that many of the Fund's investments in Hedge Funds will be relatively long term in nature, it may make changes in the Fund's particular portfolio holdings whenever it is considered that an investment no longer has substantial growth potential or has reached its anticipated level of performance, or (especially when cash is not otherwise available) that another investment appears to have a relatively greater opportunity for capital appreciation. The Sub-Adviser may also make strategy specific reallocations to certain Hedge Funds held in the Fund's portfolio. The
Sub-Adviser may also make general portfolio changes to increase the Fund's cash to position it in a defensive posture. The Sub-Adviser may make portfolio changes without regard to the length of time the Fund has held an investment, or whether a sale results in profit or loss, or whether a purchase results in the reacquisition of an investment which the Fund may have only recently sold. The portfolio turnover rate may vary greatly from year to year as well as during a year and may also be affected by cash requirements. If the Fund repurchases large amounts of shares during Repurchase Offers, it may have to sell portions of its securities holdings to raise cash to pay for those repurchases. That might may result in a higher than usual portfolio turnover rate.

            The annual rate of the Fund's total portfolio turnover for the fiscal years ended March 31, 2005 and March 31, 2004 was 62% and 22%
respectively. The increase in portfolio turnover for the fiscal year ended 2005 was due to strategy specific reallocations, and to redemptions from Hedge Funds that the Sub-Adviser believed to have a decreased return potential.

                 REPURCHASES, MANDATORY REDEMPTIONS AND TRANSFERS OF SHARES

REPURCHASE OFFERS

            As discussed in the prospectus, offers to repurchase Shares will be made by the Fund at such times and on such terms (including as to the number of shares) as may be determined by the Board of Directors of the Fund (the
"Board"), in its sole discretion in accordance with the provisions of applicable law. In determining whether the Fund should repurchase Shares or portions thereof from Shareholders pursuant to written tenders, the Board will consider the recommendation of OppenheimerFunds, Inc. (the "Adviser"), the Fund's
investment adviser. The Board also will consider various factors, including but not limited to those listed in the prospectus, in making its determinations.

            The Board will cause the Fund to make offers to repurchase Shares from Shareholders pursuant to written tenders only on terms it determines to be fair to the Fund, subject to certain regulatory requirements imposed by SEC rules, and to all Shareholders or persons holding Shares acquired from
Shareholders. When the Board determines that the Fund will repurchase Shares or portions thereof, notice will be provided to each Shareholder describing the terms thereof, and containing information Shareholders should consider in deciding whether and how to participate in such repurchase opportunity.
Shareholders who are deciding whether to tender their Shares or portions thereof during the period that a repurchase offer is open may ascertain an estimated net asset value of their Shares from the Adviser during such period. If a repurchase offer is oversubscribed by Shareholders, the Fund will repurchase only a pro rata portion of the Shares tendered by each Shareholder.

            As discussed in the prospectus, the Fund will issue notes to tendering Shareholders in connection with the repurchase of Shares. Upon its acceptance of tendered Shares for repurchase, the Fund will maintain daily on its books a segregated account consisting of (i) cash, (ii) liquid securities or
(iii) interests in Hedge Funds that the Fund has requested be withdrawn (or any combination of the foregoing), in an amount equal to the aggregate estimated unpaid dollar amount of the notes issued by the Fund in connection with the repurchase offer.

            Payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Sub-Adviser would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. The Sub-Adviser intends to take measures (subject to such policies as may be established by the Board of Directors) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Shares.

MANDATORY REDEMPTION BY THE FUND

            As noted in the prospectus, the Fund has the right to redeem Shares of a Shareholder or any person acquiring Shares from or through a Shareholder under certain circumstances. Such mandatory redemptions may be made if:
o           Share have been transferred or Shares has vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Shareholder;
o           ownership of Shares by a Shareholder or other person will cause the
            Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;
o     continued ownership of such Shares may be harmful or injurious to the business or reputation of the Fund or the Adviser;
o     any of the representations and warranties made by a Shareholder in connection with the acquisition of Shares was not true when made or has ceased to be true; or
o     it would be in the best interests of the Fund to redeem Shares.

TRANSFERS OF SHARES

            No shareholder will be permitted to transfer shares of the Fund unless after such transfer the value of the shares remaining is at least equal to Fund's minimum investment requirement. If such a transferee does not meet the
Shareholder eligibility requirements, the Fund reserves the right to redeem its
Shares. Any transfer of Shares in violation of the LLC Agreement will not be permitted and will be void. The LLC Agreement provides that each Shareholder has agreed to indemnify and hold harmless the Fund, the Directors, the Adviser, each other Shareholder and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such Shareholder in violation of these provisions or any misrepresentation made by such Shareholder in connection with any such transfer.

                               BOARD OF DIRECTORS

      Board of Directors and Oversight Committees. The Fund is governed by a
Board of Directors, which is responsible for protecting the interests of shareholders under Delaware law. The Directors meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Adviser.

      The Board of Directors has an Audit Committee, a Regulatory & Oversight
Committee, a Governance Committee and a Proxy Committee. The Audit Committee is
comprised solely of Directors who are not "interested persons" under the
Investment Company Act (the "Independent Directors"). The members of the Audit
Committee are Joel W. Motley (Chairman), Mary F. Miller, Kenneth A. Randall and
Joseph M. Wikler. The Audit Committee held 4 meetings during the Fund's fiscal year ended March 31, 2005. The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund's independent registered public accounting firm (also referred to as the "independent Auditors"). Other main functions of the Audit Committee outlined in the Audit Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund's independent Auditors regarding the Fund's internal accounting procedures and controls; (iii) reviewing reports from the Adviser's Internal
Audit Department; (iv) maintaining a separate line of communication between the
Fund's independent Auditors and the Independent Directors; (v) reviewing the independence of the Fund's independent Auditors; and (vi) pre-approving the provision of any audit or non-audit services by the Fund's independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Fund, the Adviser and certain affiliates of the Adviser.

      The members of the Regulatory & Oversight Committee are Robert G. Galli
(Chairman), Matthew P. Fink, Phillip A. Griffiths, Joel W. Motley and Brian F.
Wruble. The Regulatory & Oversight Committee did not hold any meetings during the Fund's fiscal year ended March 31 2005. The Regulatory & Oversight Committee evaluates and reports to the Board on the Fund's contractual arrangements, including the Investment Advisory and Distribution Agreements, transfer agency and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the Investment
Company Act and other applicable law, among other duties as set forth in the
Regulatory & Oversight Committee's Charter.

      The members of the Governance Committee are, Phillip A. Griffiths
(Chairman), Kenneth A. Randall, Russell S. Reynolds, Jr. and Peter I Wold. The
Governance Committee did not hold any meetings during the Fund's fiscal year ended March 31, 2005. The Governance Committee reviews the Fund's governance guidelines, the adequacy of the Fund's Codes of Ethics, and develops qualification criteria for Board members consistent with the Fund's governance guidelines, among other duties set forth in the Governance Committee's Charter.

      The Governance Committee's functions also include the selection and nomination of Directors, including Independent Directors for election. The
Governance Committee may, but need not, consider the advice and recommendation of the Adviser and its affiliates in selecting nominees. The full Board elects new Directors except for those instances when a shareholder vote is required.

      To date, the Governance Committee has been able to identify from its own resources an ample number of qualified candidates. Nonetheless, under the current policy of the Board, if the Board determines that a vacancy exists or is likely to exist on the Board, the Governance Committee will consider candidates for Board membership including those recommended by the Fund's shareholders. The
Governance Committee will consider nominees recommended by Independent Board members or recommended by any other Board members including Board members affiliated with the Fund's Adviser. The Governance Committee may, upon Board approval, retain an executive search firm to assist in screening potential candidates. Upon Board approval, the Governance Committee may also use the services of legal, financial, or other external counsel that it deems necessary or desirable in the screening process. Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street, 11th
Floor, New York, New York 10281-1008, to the attention of the Board of Directors of Oppenheimer Tremont Market Neutral Fund, LLC, c/o the Secretary of the Fund.

      Submissions should, at a minimum, be accompanied by the following: (1) the name, address, and business, educational, and/or other pertinent background of the person being recommended; (2) a statement concerning whether the person is an "interested person" as defined in the Investment Company Act; (3) any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and (4) the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares. Shareholders should note that a person who owns securities issued by Massachusetts Mutual
Life Insurance Company (the parent company of the Manager) would be deemed an
"interested person" under the Investment Company Act. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

      The Governance Committee has not established specific qualifications that it believes must be met by a Director nominee. In evaluating Director nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable Securities and Exchange Commission ("SEC") rules. The Governance
Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Governance Committee evaluates nominees for Directors based on whether the nominee is recommended by a shareholder. Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders.

      The members of the Proxy Committee are Russell S. Reynolds, Jr.
(Chairman), Matthew P. Fink and Mary F. Miller. The Proxy Committee did not hold any meetings during the Fund's fiscal year ended March 31, 2005. The Proxy
Committee provides the Board with recommendations for the proxy voting of portfolio securities held by the Fund and monitors proxy voting by the Fund.

     Directors  and  Officers of the Fund.  Except for Mr.  Murphy,  each of the
Directors is an Independent Director. All of the Directors are also directors or
Directors of the following Oppenheimer funds (referred to as "Board I Funds"):

Oppenheimer AMT-Free Municipals            Oppenheimer International Growth Fund
                                           Oppenheimer   International   Large  Cap
Oppenheimer AMT-Free New York Municipals   Core Fund
                                           Oppenheimer  International Small Company
Oppenheimer Balanced Fund                  Fund
Oppenheimer California Municipal Fund      Oppenheimer International Value Fund
                                           Oppenheimer   Limited  Term   California
Oppenheimer Capital Appreciation Fund      Municipal Fund
Oppenheimer Developing Markets Fund        Oppenheimer Money Market Fund, Inc.
Oppenheimer Discovery Fund                 Oppenheimer Multi-State Municipal Trust
Oppenheimer Dividend Growth Fund           Oppenheimer Portfolio Series
Oppenheimer Emerging Growth Fund           Oppenheimer Real Estate Fund
Oppenheimer Emerging Technologies Fund     Oppenheimer Select Value Fund
Oppenheimer Enterprise Fund                Oppenheimer Series Fund, Inc.
Oppenheimer Global Fund                    OFI Tremont Core Strategies Hedge Fund
Oppenheimer Global Opportunities Fund      OFI Tremont Market Neutral Hedge Fund
                                           Oppenheimer  Tremont Market Neutral Fund
Oppenheimer Gold & Special Minerals Fund   LLC
Oppenheimer Growth Fund                    Oppenheimer Tremont Opportunity Fund LLC
Oppenheimer International Diversified Fund Oppenheimer U.S. Government Trust

      In addition to being a director or trustee to each of the Board I Funds,
Messrs. Galli and Wruble are directors or Directors of ten other portfolios, and
Messrs. Wikler and Wold are Directors of one other portfolio, in the
OppenheimerFunds complex.

      Present or former officers, directors, Directors and employees (and their immediate family members) of the Fund, the Adviser and its affiliates, and retirement plans established by them for their employees are permitted to purchase shares of the Fund and the other Oppenheimer funds at net asset value without sales charge. The sales charge on shares is waived for that group because of the reduced sales efforts realized by the Distributor.

      Messrs. Birney, Gillespie, Murphy, Petersen, Vandehey, Vottiero, Wixted
and Zack and Mss. Bloomberg and Ives, who are officers of the Fund, hold the same offices with one or more of the other Board I Funds. As of November 30,
2005 the Directors and officers of the Fund, as a group, owned of record or beneficially less than 1% of any class of shares of the Fund. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Adviser, other than the shares beneficially owned under that plan by the officers of the Fund listed above. In addition, none of the Independent Trustees (nor any of their immediate family members)
owns securities of either the Adviser, the Distributor of the Board I Funds or of any entity directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

       Affiliated Transactions and Material Business Relationships. Mr. Reynolds
has reported he has a controlling interest in The Directorship Group, Inc. (the
"Directorship Group"), a director recruiting firm that provided consulting services to Massachusetts Mutual Life Insurance Company (which controls the
Adviser) for fees of $137,500 for calendar year ended December 31, 2002. Mr.
Reynolds reported that the Directorship Group did not provide consulting services to Massachusetts Mutual Life Insurance Company during the calendar years ended December 31, 2003 and 2004 and does not expect to provide any such services in the calendar year ending December 31, 2005.

      The Independent Directors have unanimously (except for Mr. Reynolds, who abstained) determined that the consulting arrangements between the Directorship
Group and Massachusetts Mutual Life Insurance Company were not material business or professional relationships that would compromise Mr. Reynolds's status as an
Independent Directors. Nonetheless, to assure certainty as to determinations of the Board and the Independent Directors as to matters upon which the Investment
Company Act or the rules thereunder require approval by a majority of
Independent Directors, Mr. Reynolds will not be counted for purposes of determining whether a quorum of Independent Directors was present or whether a majority of Independent Directors approved the matter.

      Biographical Information. The Directors and officers, their positions with the Fund, length of service in such position(s) and principal occupations and business affiliations during at least the past five years are listed in the charts below. The charts also include information about each Director's beneficial share ownership in the Fund and in all of the registered investment companies that the Director oversees in the Oppenheimer family of funds
("Supervised Funds"). Ms. Miller was elected to certain Board I Funds during
2004 and did not hold shares of Board I Funds during the calendar year ended
December 31, 2004. Mr. Fink was elected to the Board I Funds in 2005 and did not hold shares of Board I Funds during the calendar year ended December 31, 2004.
The address of each Director in the chart below is 6803 S. Tucson Way,
Centennial, Colorado 80112-3924. Each Director serves for an indefinite term, or until his or her resignation, retirement, death or removal.

-------------------------------------------------------------------------------------------
                              Independent Directors
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Name, Position(s)   Principal Occupation(s) During the Past 5     Dollar      Aggregate
                                                                             Dollar Range
                                                                 Range of     Of Shares
                                                                  Shares     Beneficially
Held with the       Years; Other Directorships/Directorships    Beneficially   Owned in
Fund, Length of     Held; Number of Portfolios in the Fund       Owned in     Supervised
Service, Age        Complex Currently Overseen                   the Fund       Funds
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
                                                                 As of December 31, 2004
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Clayton K.          Director of American Commercial Lines       None        Over $100,000
Yeutter, Chairman   (barge company) (since January 2005);
of the Board of     Attorney at Hogan & Hartson (law firm)
Directors since     (since June 1993); Director of Covanta
2003,               Holding Corp. (waste-to-energy company)
Director since 2005 (since 2002); Director of Weyerhaeuser
Age: 74             Corp. (1999-April 2004); Director of
                    Caterpillar, Inc. (1993-December 2002);
                    Director of ConAgra Foods (1993-2001);
                    Director of Texas Instruments (1993-2001);
                    Director of FMC Corporation (1993-2001).
                    Oversees 38 portfolios in the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Matthew P. Fink,    Director of the Committee for Economic      None        None
Director since 2005 Development (policy research foundation)
Age: 64             (since 2005); Director of ICI Education
                    Foundation (education foundation) (since October 1991);
                    President of the Investment Company Institute (trade
                    association) (1991-2004); Director of ICI Mutual Insurance
                    Company (insurance company) (1991-2004). Oversees 38
                    portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Robert G. Galli,    A director or Director of other             None        Over $100,000
Director since 2005 Oppenheimer funds. Oversees 48 portfolios
Age: 72             in the OppenheimerFunds complex.

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Phillip A.          Director of GSI Lumonics Inc. (precision    None        Over $100,000
Griffiths,          medical equipment supplier) (since 2001);
Director since 2005 Director of Woodward Academy (since 1983);
Age: 67             Senior Advisor of The Andrew W. Mellon
                    Foundation (since 2001); Member of the National Academy of
                    Sciences (since 1979); Member of the American Philosophical
                    Society (since 1996); Council on Foreign Relations (since
                    2002); Director of the Institute for Advanced Study
                    (1991-2004); Director of Bankers Trust New York Corporation
                    (1994-1999). Oversees 38 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Mary F. Miller,     Director of the American Symphony           None        None
Director since 2005 Orchestra (not-for-profit) (since October
Age: 63             1998); and Senior Vice President and
                    General Auditor of American Express Company (financial
                    services company) (July 1998-February 2003). Oversees 38
                    portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Joel W. Motley,     Director of Columbia Equity Financial       None        Over $100,000
Director since 2005 Corp. (privately-held financial adviser)
Age: 53             (since 2002); Managing Director of Carmona
                    Motley, Inc. (privately-held financial
                    adviser) (since January 2002); Managing
                    Director of Carmona Motley Hoffman Inc.
                    (privately-held financial adviser)
                    (January 1998-December 2001); Member of
                    the Finance and Budget Committee of the
                    Council on Foreign Relations, the
                    Investment Committee of the Episcopal
                    Church of America, the Investment
                    Committee of Human Rights Watch and the
                    Investment Committee of Historic Hudson
                    Valley. Oversees 38 portfolios in the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Kenneth A.          Director of Dominion Resources, Inc.        None        Over $100,000
Randall,            (electric utility holding company) (since
Director since 2005 February 1972); Former Director of Prime
Age: 78             Retail, Inc. (real estate investment
                    trust), Dominion Energy Inc. (electric
                    power and oil & gas producer), Lumbermens
                    Mutual Casualty Company, American
                    Motorists Insurance Company and American
                    Manufacturers Mutual Insurance Company;
                    Former President and Chief Executive
                    Officer of The Conference Board, Inc.
                    (international economic and business
                    research). Oversees 38 portfolios in the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Russell S.          Chairman of The Directorship Search Group,  None        Over $100,000
Reynolds, Jr.,      Inc. (corporate governance consulting and
Director since 2005 executive recruiting) (since 1993); Life
Age: 73             Director of International House
                    (non-profit educational organization); Former Trustee of The
                    Historical Society of the Town of Greenwich. Oversees 38
                    portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Joseph M. Wikler,   Director of the  following  medical  device None        $50,001-$100,000
Director since 2002 companies:   Medintec   (since   1992)  and
Age: 64             Cathco  (since  1996);  Director  of  Lakes
                    Environmental Association (since 1996); Member of the
                    Investment Committee of the Associated Jewish Charities of
                    Baltimore (since 1994); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 39 portfolios in the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Peter I. Wold,      President  of  Wold  Oil  Properties,  Inc. None        Over $100,000
Director since 2002 (oil  and gas  exploration  and  production
Age: 57             company)  (since  1994);   Vice  President,
                    Secretary and Treasurer of Wold Trona Company, Inc. (soda
                    ash processing and production) (since 1996); Vice President of Wold Talc Company, Inc. (talc mining) (since 1999);
                    Managing Member of Hole-in-the-Wall Ranch (cattle ranching)
                    (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and
                    Director of PacifiCorp. (electric utility) (1995-1999).
                    Oversees 39 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Brian F. Wruble,    General Partner of Odyssey  Partners,  L.P. None        Over $100,000
Director since 2005 (hedge   fund)  (since   September   1995);
Age: 62             Director  of  Special  Value  Opportunities
                    Fund, LLC (registered  investment  company)
                    (since September 2004);  Director of Zurich
                    Financial    Investment    Advisory   Board
                    (affiliate   of   the   Manager's    parent
                    company)  (since  October  2004);  Board of
                    Governing    Directors   of   The   Jackson
                    Laboratory   (non-profit)   (since   August
                    1990);   Director  of  the   Institute  for
                    Advanced  Study   (non-profit   educational
                    institute)   (since  May   1992);   Special
                    Limited   Partner  of  Odyssey   Investment
                    Partners,  LLC (private equity  investment)
                    (January  1999-September 2004); Director of
                    Research  Foundation  of  AIMR  (2000-2002)
                    (investment     research,      non-profit);
                    Governor,  Jerome Levy Economics  Institute
                    of  Bard  College  (August   1990-September
                    2001)  (economics  research);  Director  of
                    Ray  &  Berendtson,  Inc.  (May  2000-April
                    2002) (executive search firm).  Oversees 48
                    portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------------

      The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th
Floor, New York, New York 10281-1008. Mr. Murphy serves as a director for an indefinite term and as an officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an "Interested Director" because he is affiliated with the
Adviser by virtue of his positions as an officer and director of the Adviser, and as a shareholder of its parent company.

-------------------------------------------------------------------------------------------
                         Interested Director and Officer
-------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Name, Position(s)  Principal Occupation(s) During the Past 5      Dollar      Aggregate
                                                                            Dollar Range
                                                                 Range of     Of Shares
                                                                  Shares    Beneficially
Held with Fund,    Years; Other Directorships/Directorships     Beneficially  Owned in
Length of          Held; Number of Portfolios in the Fund        Owned in    Supervised
Service, Age       Complex Currently Overseen                    the Fund       Funds
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
                                                                 As of December 31, 2004
------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
John V. Murphy,    Chairman, Chief Executive Officer and        $50,001-$100Over $100,000
President and      Director (since June 2001) and President
Director and       (since September 2000) of the Adviser;
since 2005         President and a director or Director of
Age: 56            other Oppenheimer funds; President and
                   Director of Oppenheimer Acquisition Corp. ("OAC") (the
                   Adviser's parent holding company) and of Oppenheimer
                   Partnership Holdings, Inc. (holding company subsidiary of the
                   Adviser) (since July 2001); Director of OppenheimerFunds
                   Distributor, Inc. (subsidiary of the Adviser) (since November
                   2001); Chairman and Director of Shareholder Services, Inc.
                   and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Adviser) (since July 2001); President and
                   Director of OppenheimerFunds Legacy Program (charitable trust program established by the Adviser) (since July 2001);
                   Director of the following investment advisory subsidiaries of the Adviser: OFI Institutional Asset Management, Inc.,
                   Centennial Asset Management Corporation, Trinity Investment
                   Management Corporation and Tremont Capital Management, Inc.
                   (since November 2001), HarbourView Asset Management
                   Corporation and OFI Private Investments, Inc. (since July
                   2001); President (since November 1, 2001) and Director (since
                   July 2001) of Oppenheimer Real Asset Management, Inc.;
                   Executive Vice President of Massachusetts Mutual Life
                   Insurance Company (OAC's parent company) (since February
                   1997); Director of DLB Acquisition Corporation (holding
                   company parent of Babson Capital Management LLC) (since June
                   1995); Member of the Investment Company Institute's Board of
                   Governors (since October 3, 2003); Chief Operating Officer of the Adviser (September 2000-June 2001); President and
                   Director of MML Series Investment Fund and MassMutual Select
                   Funds (open-end investment companies) (November 1999-November
                   2001); Director of C.M. Life Insurance Company (September
                   1999-August 2000); President, Chief Executive Officer and
                   Director of MML Bay State Life Insurance Company (September
                   1999-August 2000); Director of Emerald Isle Bancorp and
                   Hibernia Savings Bank (wholly-owned subsidiary of Emerald
                   Isle Bancorp) (June 1989-June 1998). Oversees 77 portfolios in the OppenheimerFunds complex as a director or Director and officer and an additional 10 portfolios as an officer.
-------------------------------------------------------------------------------------------

      The addresses of the officers in the chart below are as follows: for Messrs. Birney,
Gillespie and Zack and Bloomberg, Two World Financial Center, 225 Liberty Street, New York,
New York 10281-1008, for Messrs. Petersen, Vandehey, Vottiero, and Wixted and Ms. Ives,
6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

--------------------------------------------------------------------------------------
                             Other Officers of the Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Name, Position(s) Held  Principal Occupation(s) During Past 5 Years
with Fund, Length of
Service, Age
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Timothy J. Birney,      Vice President of the Sub-Adviser since January 2005 and was
Vice    President   and Investment Management Associate for Tremont Capital, Inc.,
Portfolio       Manager the parent company of the Sub-Adviser, from November 2003 to
since 2005              January 2005.  From May 2002 through November 2003, Mr.
Age: 38                 Birney served as Vice President at Asset Alliance
                        Corporation. From March 1998 through May 2002, Mr.
                        Birney served as Vice President and Research Portfolio
                        Manager of Alternative Asset Management at Nikko
                        Securities Co. International, Inc. An officer of 4
                        portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Mark S. Vandehey,       Senior Vice President and Chief Compliance Officer of the
Vice President and      Adviser (since March 2004); Vice President of
Chief Compliance        OppenheimerFunds Distributor, Inc., Centennial Asset
Officer since 2004      Management Corporation and Shareholder Services, Inc. (since
Age: 55                 June 1983). Former Vice President and Director of Internal
                        Audit of the Adviser (1997-February 2004). An officer of
                        87 portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Brian W. Wixted,        Senior Vice President and Treasurer of the Adviser (since
Treasurer since 2002    March 1999); Treasurer of the following: HarbourView Asset
Age: 46                 Management Corporation, Shareholder Financial Services,
                        Inc., Shareholder Services, Inc., Oppenheimer Real Asset
                        Management Corporation, and Oppenheimer Partnership
                        Holdings, Inc. (since March 1999), OFI Private
                        Investments, Inc. (since March 2000), OppenheimerFunds
                        International Ltd. (since May 2000), OppenheimerFunds
                        plc (since May 2000), OFI Institutional Asset
                        Management, Inc. (since November 2000), and
                        OppenheimerFunds Legacy Program (charitable trust
                        program established by the Adviser) (since June 2003);
                        Treasurer and Chief Financial Officer of OFI Trust
                        Company (trust company subsidiary of the Adviser) (since
                        May 2000); Assistant Treasurer of the following: OAC
                        (since March 1999),Centennial Asset Management
                        Corporation (March 1999-October 2003) and
                        OppenheimerFunds Legacy Program (April 2000-June 2003);
                        Principal and Chief Operating Officer of Bankers Trust
                        Company-Mutual Fund Services Division (March 1995-March
                        1999). An officer of 87 portfolios in the
                        OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Brian Petersen,         Assistant Vice President of the Adviser (since August 2002);
Assistant Treasurer     Manager/Financial Product Accounting of the Adviser
since 2004              (November 1998-July 2002). An officer of 87 portfolios in
Age: 35                 the OppenheimerFunds complex.

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Philip F. Vottiero,     Vice President/Fund Accounting of the Adviser (since March
Assistant Treasurer     2002); Vice President/Corporate Accounting of the Adviser
since 2002              (July 1999-March 2002); Chief Financial Officer of Sovlink
Age: 42                 Corporation (April 1996-June 1999). An officer of 87
                        portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Robert G. Zack,         Executive Vice President (since January 2004) and General
Secretary since 2002    Counsel (since March 2002) of the Adviser; General Counsel
Age: 57                 and Director of the Distributor (since December 2001);
                        General Counsel of Centennial Asset Management
                        Corporation (since December 2001); Senior Vice President
                        and General Counsel of HarbourView Asset Management
                        Corporation (since December 2001); Secretary and General
                        Counsel of OAC (since November 2001); Assistant
                        Secretary (since September 1997) and Director (since
                        November 2001) of OppenheimerFunds International Ltd.
                        and OppenheimerFunds plc; Vice President and Director of
                        Oppenheimer Partnership Holdings, Inc. (since December
                        2002); Director of Oppenheimer Real Asset Management,
                        Inc. (since November 2001); Senior Vice President,
                        General Counsel and Director of Shareholder Financial
                        Services, Inc. and Shareholder Services, Inc. (since
                        December 2001); Senior Vice President, General Counsel
                        and Director of OFI Private Investments, Inc. and OFI
                        Trust Company (since November 2001); Vice President of
                        OppenheimerFunds Legacy Program (since June 2003);
                        Senior Vice President and General Counsel of OFI
                        Institutional Asset Management, Inc. (since November
                        2001); Director of OppenheimerFunds (Asia) Limited
                        (since December 2003); Senior Vice President (May
                        1985-December 2003), Acting General Counsel (November
                        2001-February 2002) and Associate General Counsel (May
                        1981-October 2001) of the Adviser; Assistant Secretary
                        of the following: Shareholder Services, Inc. (May
                        1985-November 2001), Shareholder Financial Services,
                        Inc. (November 1989-November 2001), and OppenheimerFunds
                        International Ltd. (September 1997-November 2001). An
                        officer of 87 portfolios in the OppenheimerFunds
                        complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Kathleen T. Ives,       Vice President (since June 1998) and Senior Counsel and
Assistant Secretary     Assistant Secretary (since October 2003) of the Adviser;
since 2002              Vice President (since 1999) and Assistant Secretary (since
Age: 40                 October 2003) of the Distributor; Assistant Secretary of
                        Centennial Asset Management Corporation (since October
                        2003); Vice President and Assistant Secretary of Shareholder
                        Services, Inc. (since 1999); Assistant Secretary of
                        OppenheimerFunds Legacy Program and Shareholder Financial
                        Services, Inc. (since December 2001); Assistant Counsel of the Adviser (August 1994-October 2003). An officer of 87
                        portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Lisa I. Bloomberg,      Vice President and Associate Counsel of the Adviser (since
Assistant Secretary     May 2004); First Vice President (April 2001-April 2004),
since 2004              Associate General Counsel (December 2000-April 2004),
Age: 37                 Corporate Vice President (May 1999-April 2001) and Assistant
                        General Counsel (May 1999-December 2000) of UBS Financial
                        Services Inc. (formerly, PaineWebber Incorporated). An
                        officer of 87 portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Phillip S. Gillespie,   Senior Vice President and Deputy General Counsel of the
Assistant Secretary     Adviser (since September 2004); Mr. Gillespie held the
since 2004              following positions at Merrill Lynch Investment Management:
Age: 41                 First Vice President (2001-September 2004); Director
                        (2000-September 2004) and Vice President (1998-2000). An
                        officer of 87 portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------

      Remuneration of the Officers and Directors. The officers and the interested Director of the Fund, who are affiliated with the Adviser, receive no salary or fee from the Fund. The Independent Directors's compensation from the
Fund, shown below, is for serving as a Director and member of a committee (if applicable), with respect to the Fund's fiscal year ended March 31, 2005. The total compensation from the Fund and fund complex represents compensation, including accrued retirement benefits, for serving as a Director and member of a committee (if applicable) of the Boards of the Fund and other funds in the
OppenheimerFunds complex during the calendar year ended December 31, 2004.

--------------------------------------------------------------------------------------
Name and Other Fund      Aggregate     Retirement      Estimated          Total
                                    Benefits
                       Compensation    Accrued as       Annual        Compensation
Position(s) (as From the Part of Fund Benefits Upon From the Fund applicable)
Fund(1) Expenses Retirement(2) and Fund Complex
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Clayton K. Yeutter         None           None          $86,171         $173,700
Chairman of the Board
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Ronald J. Abdow(11)       $2,000          None           None          $81,833(12)
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Matthew P. Fink(3)         None           None          $2,641            None
Proxy Committee
Member and Regulatory
& Oversight Committee
Member
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Robert G. Galli            None           None        $100,824(4)      $237,312(5)
Regulatory &
Oversight Committee
Chairman
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Phillip A. Griffiths       None           None          $34,972         $142,092
Governance Committee
Chairman and
Regulatory &
Oversight Committee
Member
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Mary F. Miller(6)
Audit Committee
Member and Proxy           None           None          $7,128           $8,532
Committee Member
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Joel W. Motley             None           None          $23,945         $150,760
Audit Committee
Chairman and
Regulatory &
Oversight Committee
Member
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Kenneth A. Randall         None         None(7)         $85,944         $134,080
Audit Committee
Member and Governance
Committee Member
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Edward V. Regan(8)         None           None          $70,977         $118,788
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Russell S. Reynolds,       None           None          $66,602         $106,792
Jr.
Proxy Committee
Chairman and
Governance Committee
Member
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Donald W. Spiro(9)         None           None           None            $64,080
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Eustis Walcott(14)        $1,800          None           None            $18,500
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Joseph M. Wikler(10)      $2,500          None             -             $23,000
Audit Committee Member
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Peter I. Wold(10)
Governance Committee      $2,250          None             -             $20,500
Member
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Brian F. Wruble(13)        None           None        $22,238(14)     $111,000(15)
Regulatory &
Oversight Committee
Member
--------------------------------------------------------------------------------------
1. "Aggregate Compensation From the Fund" includes fees and deferred compensation, if any.
2. "Estimated Annual Benefits Upon Retirement" is based on a straight life payment plan election with the assumption that a Director will retire at the age of 75 and is eligible (after 7 years of service) to receive retirement plan benefits with respect to Certain Board I Funds as described below under
   "Retirement Plan for Directors."
3. Mr. Fink was appointed as a Board member of 10 of the Board I Funds effective
   January 1, 2005 and was elected as a Board Member of all of the other Board I
   Funds during 2005.
4. Includes $45,840 estimated benefits to be paid to Mr. Galli for serving as a director or Director of 10 other Oppenheimer funds that are not Board I
   Funds.
5. Includes $111,000 for serving as a director or trustee of 10 other
   Oppenheimer funds (at December 31, 2004) that are not Board I Funds.
6. Ms. Miller was appointed as a Board member of 13 of the Board I Funds effective August13, 2004 and of 9 of the Board I Funds effective October 26,
   2004. She was elected as a Board member of all of the Board I Funds during
   2005.
7. Due to actuarial considerations, no additional retirement benefits were accrued with respect to Mr. Randall.
8. Mr. Regan retired as Directors of the Board I funds effective June 30, 2005.
9. Mr. Spiro retired as Directors of the Board I funds effective October 31,
   2004.
10. Mr. Wikler and Mr. Wold were elected as Board members of 23 of the Board I
    Funds, as of August 17, 2005. They had served as Board members of the other
    11 Board I Funds, including the Fund prior to that date.
11. Mr. Abdow and Mr. Walcott retired as Directors/Directors of the Fund as of
    September 26, 2005.
12. Includes $61,333 compensation paid to Mr. Abdow for serving as a Director for two open-end investment companies (MassMutual Institutional Funds and MML
    Series Investment Fund) the investment adviser for which is the indirect parent company of the Fund's Adviser. The Adviser also serves as the
    Sub-Advisor to the MassMutual International Equity Fund, a series of
    MassMutual Institutional Funds. In accordance with SEC regulations, for purposes of this section only, "Fund Complex" includes the Oppenheimer funds,
    MassMutual Institutional Funds and MML Series Investment Fund. The Adviser
    does not consider MassMutual Institutional Funds and MML Series Investment
    Fund to be part of the OppenheimerFunds' "Fund Complex" as that term may be otherwise interpreted.
13. Mr. Wruble was appointed as Director of the Board I Funds effective October
    10, 2005.
14. Estimated benefits to be paid to Mr. Wruble for serving as a director or trustee of 10 other Oppenheimer funds that are not Board I Funds. Mr.
    Wruble's service as a director or trustee of such funds will not be counted towards the fulfillment of his eligibility requirements for payments under the Board I retirement plan, described below.
15. For serving as a director or trustee of 10 other Oppenheimer funds (at
    December 31, 2004) that are not Board I Funds.

      Retirement Plan for Directors. Certain Board I Funds have adopted a retirement plan that provides for payments to retired Independent Directors.
Payments are up to 80% of the average compensation paid during a Director's five years of service in which the highest compensation was received. A Director must serve as director or Director for any of the Board I Funds for at least seven years to be eligible for retirement plan benefits and must serve for at least 15 years to be eligible for the maximum benefit. The amount of retirement benefits a Director will receive depends on the amount of the Director's compensation, including future compensation and the length of his or her service on the Board.

      |X| Deferred Compensation Plan. The Board of Directors has adopted a
Deferred Compensation Plan for Independent Directors that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from certain Board I Funds. Under the plan, the compensation deferred by a Director is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Director.
The amount paid to the Director under the plan will be determined based upon the amount of compensation deferred and the performance of the selected funds.

      Deferral of the Directors' fees under the plan will not materially affect a Fund's assets, liabilities or net income per share. The plan will not obligate a Fund to retain the services of any Director or to pay any particular level of compensation to any Director. Pursuant to an Order issued by the SEC, a Fund may invest in the funds selected by the Director under the plan without shareholder approval for the limited purpose of determining the value of the Director's deferred compensation account.

CODES OF ETHICS

            The Fund, the Adviser, the Sub-Adviser and OppenheimerFunds
Distributor, Inc. ("OFDI"), the Fund's distributor, have each adopted codes of ethics. The codes are designed to detect and prevent improper personal trading by their personnel, including investment personnel, that might compete with or otherwise take advantage of the Fund's portfolio transactions. Covered persons include the Directors and the officers and directors of the Adviser and the
Sub-Adviser, as well as employees of the Adviser and the Sub-Adviser having knowledge of the investments and investment intentions of the Fund. The codes of ethics permit persons subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

The codes of ethics are included as exhibits to the Fund's registration statement filed with the Securities and Exchange Commission and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on
the operation of the Public Reference Room may be obtained by calling the SEC at
1-202-942-8090. The codes of ethics are available on the EDGAR database on the
SEC's Internet site at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:
publicinfo@sec.gov, or by writing the SEC's Public Reference Section,
Washington, D.C. 20549-0102.

                          INVESTMENT ADVISORY SERVICES

THE INVESTMENT ADVISER

            The Adviser serves as the Fund's investment adviser, subject to the ultimate supervision of and subject to any policies established by the Board.
The Adviser is a majority owned subsidiary of Oppenheimer Acquisition
Corporation, which in turn is a wholly owned subsidiary of Massachusetts Mutual
Life Insurance Company ("MassMutual").

            Pursuant to the terms of an investment advisory agreement entered into between the Fund and the Adviser dated November 20, 2001 (the "Advisory
Agreement"), the Adviser is responsible for developing, implementing and supervising the Fund's investment program and in connection therewith shall regularly provide investment advice and recommendations to the Fund with respect to its investments, investment policies and purchases and sales of securities for the Fund and arranging for the purchase and sale of such securities.

            The Adviser is authorized, subject to the approval of the Board and
Shareholders, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to the Fund or to assist the Adviser in providing these services, subject to the requirement that the
Adviser supervise the rendering of any such services to the Fund by its affiliates.

            As compensation for services required to be provided by the Adviser under the Advisory Agreement, the Fund will pay the Adviser a monthly fee (the
"Management Fee") computed at the annual rate of 1.00% of the aggregate value of outstanding Shares determined as of the last day of the month (before any repurchases of Shares or the accrual of the Incentive Fee, described below). The
Adviser (or an affiliated company of the Adviser that it designates) is also entitled to receive a performance-based incentive fee determined as a percentage of the net profits (the "Incentive Fee"). The method of computation of the
Incentive Fee is described in the prospectus.

            The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Advisory Agreement, the Adviser is not liable for any loss the Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security. In addition, it provides that the Adviser may act as investment adviser for any other person, firm or corporation and use the name "Oppenheimer"
in connection with other investment companies for which it may act as investment adviser or general distributor. If the Adviser shall no longer act as investment adviser of the Fund, the Adviser may withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

            The Adviser or its designee maintains the Fund's accounts, books and other documents required to be maintained under the Investment Company Act at
OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street, 11th
Floor, New York, New York 10281-1008.

            During the fiscal years ended March 31, 2005, March 31, 2004 and
March 31, 2003, the Fund paid $666,817, $626,332, and $297,140, respectively, to the Adviser pursuant to the Investment Advisory Agreement.

            Prior to the Tax Conversion, the Adviser (or an affiliated company of the Adviser that it designates) was entitled to receive a performance-based allocation equal to 5% of the net profits, if any, in excess of the Preferred
Return that otherwise would have been credited to the capital account of each investor (the "Incentive Allocation"). The Incentive Allocation would have been debited from each investor's capital account and credited to the Special
Advisory Account. Accordingly, prior to the Tax Conversion, the Incentive
Allocation was not a Fund expense. After the Tax Conversion, the Incentive Fee
(as described in the Prospectus) became a Fund expense. The actual Incentive
Fees paid to the Adviser (or an affiliate of an Adviser) by the Fund will be disclosed in future updates to this Statement of Additional Information.

THE SUB-ADVISER

            As authorized by the Advisory Agreement, Tremont Partners, Inc.
("Sub-Adviser"), an affiliate of the Adviser, has been assigned responsibility for providing day-to-day investment management services to the Fund, subject to the supervision of the Adviser. The Sub-Adviser is primarily responsible for the selection of Hedge Fund Managers and the allocation of the assets of the Fund for investment among the Hedge Fund Managers. In addition, the Sub-Adviser is responsible for investing the cash portion of the Fund's assets not invested in
Hedge Funds or through Segregated Accounts. The Sub-Adviser is a majority owned subsidiary of Oppenheimer Acquisition Corporation, which in turn is a wholly owned subsidiary of MassMutual.

            The Sub-Adviser provides services to the Fund pursuant to the terms of a sub-advisory agreement entered into between the Adviser and the Sub-Adviser dated as of November 20, 2001 (the "Sub-Advisory Agreement"). In consideration of the services provided by the Sub-Adviser, the Adviser pays a monthly fee to the Sub-Adviser equal to 50% of the amount of the Management Fee earned by the
Adviser pursuant to the Advisory Agreement, together with the full amount of the
Incentive Fee, if any. As discussed in the prospectus, the Incentive Fee is a performance-based incentive fee equal to 5% of net profits (taking into account net realized and unrealized gains or losses and net investment income or loss), if any, in excess of the "Preferred Return," subject to reduction of that excess for prior losses that have not been previously offset against net profits. The method of computation of the Incentive Fee is described in the prospectus.

            The Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Advisory Agreement, the Sub-Adviser is not liable to the Fund or to the Adviser for any loss the
Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security. In addition, it provides that the
Sub-Adviser may act as investment adviser for any other person, firm or corporation and use the name "Tremont" in connection with other investment companies for which it may act as investment adviser. If the Sub-Adviser shall no longer act as sub-adviser of the Fund, the Sub-Adviser may withdraw the right of the Fund to use the name "Tremont" as part of its name.

            During the fiscal years ended March 31, 2005, March 31, 2004 and
March 31, 2003, the Fund paid $333,409, $313,166, and $148,570, respectively, to the Sub-Adviser pursuant to the Sub-Advisory Agreement.

            A discussion regarding the basis for the Board of Directors approving any investment advisory or sub-advisory contract of the Fund is available in the Fund's annual report to Shareholders.

ADMINISTRATIVE SERVICES

            Under the terms of an administration agreement with the Fund, the
Adviser will provide certain administrative services to the Fund, including, among others: providing office space and other support services and personnel as necessary to provide such services to the Fund; supervising the entities retained by the Fund to provide accounting services, investor services and custody services; handling Shareholder inquiries regarding the Fund, including but not limited to questions concerning their investments in the Fund and capital account balances; preparing or assisting in the preparation of various reports, communications and regulatory filings of the Fund; assisting in the review of investor applications; monitoring the Fund's compliance with Federal and state regulatory requirements (other than those relating to investment compliance); coordinating and organizing meetings of the Board and meetings of
Shareholders and preparing related materials; and maintaining and preserving certain books and records of the Fund. In consideration for these services, the
Fund will pay the Adviser a monthly fee computed at the annual rate of 0.25% of the aggregate value of outstanding Shares determined as of the last day of each calendar month (before any repurchases of Shares or the accrual of the Incentive
Fees) (the "Administration Fee").

            During the fiscal years ended March 31, 2005, March 31, 2004 and
March 31, 2003, the Fund paid $166,906, $156,615, and $74,301, respectively, to the Adviser pursuant to the Administration Agreement.

PORTFOLIO MANAGER

            The Fund's portfolio is managed by Timothy J. Birney (referred to as the "Portfolio Manager"). He is the person responsible for the day-to-day management of the Fund's investments.

            Other Accounts Managed. In addition to managing the Fund's investment portfolio, Mr. Birney also manages other investment portfolios and other accounts on behalf of the Sub-Adviser or its affiliates. The following table provides information regarding the other portfolios and accounts managed by Mr. Birney as of March 31, 2005.

---------------------------------------------------------------------------------
                                              Registered   Other       Other
                                                           Pooled
                                              Investment   Investment
                                               Companies    Vehicles   Accounts
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
 Accounts Managed                                  4           9         None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
 Total Assets Managed*                          $484.0       $871.0      None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
 Accounts with Performance-Based Advisory          2           9         None
 Fees
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
 Total Assets in Accounts with                  $144.8       $871.0      None
 Performance-Based Advisory Fees*
---------------------------------------------------------------------------------
* In millions.

            As indicated above, the Portfolio Manager also manages other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund's investment objectives and strategies. For example Mr. Birney may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Sub-Adviser have the same management fee. If the management fee structure of another fund or account is more advantageous to the Sub-Adviser than the fee structure of the Fund, the Sub-Adviser could have an incentive to favor the other fund or account. However, the Sub-Adviser's compliance procedures and Code of Ethics recognize the Sub-Adviser's fiduciary obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude
Mr. Birney from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, Mr. Birney may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or he may manage funds or accounts with different investment objectives and strategies.

            Compensation of the Portfolio Manager. Mr. Birney is employed and compensated by the Sub-Adviser, not the Fund. The Sub-Adviser's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward contributions toward creating shareholder value. As of March 31, 2005, Mr. Birney's compensation consisted of three main elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Sub-Adviser's holding company parent.

            The base pay component is reviewed regularly to ensure that it is commensurate with the requirements of the portfolios under Mr. Birney's management, reflects any specific competence or specialty of the manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the Sub-Adviser and is based on a number of factors, including management's evaluation of the Fund's pre-tax performance for periods since Mr. Birney became the Fund's portfolio manager. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The performance of other pooled investment vehicles and other accounts are also considered in determining Mr. Birney's compensation. Mr. Birney's compensation with respect to the Fund is not based on the total value of the Fund's portfolio assets, although the Fund's investment performance may increase those assets.
The compensation structure is also intended to reduce potential conflicts of interest between the Fund and other funds managed by Mr. Birney. The compensation structure of the other funds managed by Mr. Birney is the same as the compensation structure of the Fund, described above.

            Ownership of Fund Shares. As of March 31, 2005, Mr. Birney did not
beneficially own any shares of the Fund.

FUND EXPENSES

            The Fund will bear all costs and expenses incurred in its business and operations other than those specifically required to be borne by the Adviser pursuant to the Advisory Agreement. Costs and expenses borne by the Fund include, but are not limited to, the following:
         o  all costs and expenses directly related to investment transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in Hedge
            Funds;
         o  all costs and expenses associated with the operation and registration of the Fund, offering costs and the costs of compliance with, any applicable Federal and state laws;
         o  all costs and expenses associated with the organization and operation of separate investment funds managed by Hedge Fund
            Managers retained by the Fund;
         o  the costs and expenses of holding meetings of the Board and any meetings of Shareholders, including costs associated with the preparation and dissemination of proxy materials;
         o  the fees and disbursements of Fund counsel, legal counsel to the
            Independent Directors, Independent Registered Public Accounting Firm
            for the Fund and other consultants and professionals engaged on behalf of the Fund;
         o  the Management Fee;
         o  the fees payable to custodians and other persons providing administrative services to the Fund;
         o  the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund or the Board;
         o  all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Shareholders; and
         o  such other types of expenses as may be approved from time to time by the Board of Directors.

            The Hedge Funds will bear all expenses incurred in connection with their operations. These expenses are similar to those incurred by the Fund. The
Hedge Fund Managers generally will charge asset-based fees to and receive performance-based allocations from the Hedge Funds, which effectively will reduce the investment returns of the Hedge Funds and the amount of any distributions from the Hedge Funds to the Fund. These expenses, fees and allocations will be in addition to those incurred by the Fund itself.

                              CONFLICTS OF INTEREST

THE ADVISER

            The Adviser and its affiliates manage the assets of registered investment companies other than the Fund and provide investment advisory services to other accounts. The Fund has no interest in these activities. The
Adviser and its officers or employees who assist in providing services to the
Fund will be engaged in substantial activities other than on behalf of the Fund and may have conflicts of interest in allocating their time and activity between the Fund and other registered investment companies and accounts managed by the
Adviser. The Adviser and its officers and employees will devote as much of their time to the affairs of the Fund as in their judgment is necessary and appropriate.

TREMONT

            The Sub-Adviser also provides investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Fund (the "Tremont Accounts"). The Fund has no interest in these activities. The Sub-Adviser and the investment professionals who, on behalf of the Sub-Adviser, will provide investment advisory services to the Fund will be engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Tremont Accounts. Such persons will devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate.

PARTICIPATION IN INVESTMENT OPPORTUNITIES

            The Sub-Adviser expects to employ an investment program for the Fund that is substantially similar to the investment program employed by it for certain Tremont Accounts, including a private investment partnership that has an investment program that is substantially the same as the Fund's investment program. As a general matter, the Sub-Adviser will consider participation by the
Fund in all appropriate investment opportunities that are under consideration for those other Tremont Accounts. There may be circumstances, however, under which the Sub-Adviser will cause one or more Tremont Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Sub-Adviser will commit the Fund's assets. There also may be circumstances under which the Sub-Adviser will consider participation by Tremont Accounts in investment opportunities in which the Sub-Adviser does not intend to invest on behalf of the Fund, or vice versa.

            The Sub-Adviser will evaluate for the Fund and for each Tremont
Account a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or a Tremont Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Fund and the Tremont Accounts in the context of any particular investment opportunity, the investment activities of the Fund and the Tremont
Accounts may differ from time to time. In addition, the fees and expenses of the
Fund will differ from those of the Tremont Accounts. Accordingly, the future performance of the Fund and the Tremont Accounts will vary.

            When the Sub-Adviser determines that it would be appropriate for the
Fund and one or more Tremont Accounts to participate in an investment transaction in the same Hedge Fund or other investment at the same time, it will attempt to aggregate, place and allocate orders on a basis that the Sub-Adviser believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Tremont Accounts, in all investments or trades. However, no participating entity or account will receive preferential treatment over any other and the
Sub-Adviser will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders and investments.

            Situations may occur, however, where the Fund could be disadvantaged because of the investment activities conducted by the Sub-Adviser for the
Tremont Accounts. Such situations may be based on, among other things, the following: (1) legal restrictions or other limitations (including limitations imposed by Hedge Fund Managers with respect to Hedge Funds) on the combined size of positions that may be taken for the Fund and the Tremont Accounts, thereby limiting the size of the Fund's position or the availability of the investment opportunity; (2) the difficulty of liquidating an investment for the Fund and the Tremont Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, the Fund may be legally restricted from entering into a "joint transaction" (as defined in the Investment Company Act) with the Tremont Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC.
See "Other Matters" below.

            Directors, officers, employees and affiliates of the Sub-Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of the Sub-Adviser, or by the Sub-Adviser for the Tremont Accounts,
that are the same, different or made at a different time than positions taken for the Fund.

OTHER MATTERS

            Except in accordance with applicable law, the Adviser, the
Sub-Adviser and their affiliates are not permitted to buy securities or other property from, or sell securities or other property to, the Fund. However, subject to certain conditions imposed by applicable rules under the Investment
Company Act, the Fund may effect certain principal transactions in securities with one or more accounts managed by the Adviser or the Sub-Adviser, except for accounts as to which the Adviser, the Sub-Adviser or any of their affiliates serves as a general partner or as to which they may be deemed to be an affiliated person (or an affiliated person of such a person), other than an affiliation that results solely from the Adviser, the Sub-Adviser or one of their affiliates serving as an investment adviser to the account. These transactions would be made in circumstances where the Sub-Adviser has determined it would be appropriate for the Fund to purchase (or sell), and the Sub-Adviser or the Adviser has determined it would be appropriate for another account to sell (or purchase), the same security or instrument on the same day.

            Future investment activities of the Adviser, the Sub-Adviser and their affiliates, and of their respective directors, officers or employees, may give rise to additional conflicts of interest.

                                   TAX ASPECTS

            The following is a summary of certain aspects of the income taxation of the Fund and its Shareholders which should be considered by a prospective
Shareholder. The Fund has not sought a ruling from the Internal Revenue Service
(the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any Federal tax issues other than the characterization of the
Fund as a partnership for Federal income tax purposes.

            This summary of certain aspects of the Federal income tax treatment of the Fund is based upon the Internal Revenue Code of 1986, as amended (the
"Code"), judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change.
This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Fund.
References in this summary to the tax consequences of the Fund's investments, activities, income, gain and loss include the direct investments, activities, income, gain and loss of the Fund and those indirectly attributable to the Fund as a result of investing in the underlying funds.

            EACH PROSPECTIVE MEMBER SHOULD CONSULT WITH ITS OWN TAX ADVISER IN
ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX
CONSEQUENCES OF AN INVESTMENT IN THE FUND.

            In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans. Each prospective tax-exempt Shareholder is urged to consult its own counsel regarding the acquisition of Shares.

            Prior to July 1, 2005, the Fund was treated as a partnership for
Federal income tax purposes. As of that date, however, the Fund elected to be taxed as a corporation and intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Tax Transition").

            Prior to the Tax Transition, the Fund's treatment as a partnership for Federal income tax purposes did not subject the Fund itself to Federal income tax. The Fund will file an annual partnership information return for 2005 with the Service which reports the results of operations for the period prior to the Tax Transition. Each investor who was an investor prior to that date is required to report separately on its income tax return its distributive share of the Fund's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. Each Shareholder is taxed on its distributive share of the Fund's taxable income and gain regardless of whether it has received or will receive a distribution from the Fund.

            Shareholders holding shares of the Fund for any period on or after
July 1, 2005 will be subject in respect of the shares to the following tax aspects of the Fund. Shareholders holding shares of the Fund both before and on or after July 1, 2005 will be subject to both the tax treatment described above and in the following section.

TAX TREATMENT AFTER THE TAX TRANSITION

            This summary of certain aspects of the U.S. Federal income tax treatment of the Fund is based upon the Internal Revenue Code of 1986, as amended (the "Code"), judicial decisions, Treasury Regulations and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code, which could change certain of the tax consequences of an investment in the Fund. References in this summary to the tax consequences of the Fund's investments, activities, income, gain and loss include the direct investments, activities, income, gain and loss of the Fund and those indirectly attributable to the Fund as a result of investing in the underlying funds.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

            As a regulated investment company, the Fund is not subject to U.S.
Federal income tax on the portion of its investment company taxable income, as that term is defined in the Code (determined without regard to the deduction for dividends paid), and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. That qualification enables the Fund to "pass through" its distributed income and net capital gains to shareholders without the Fund having to pay tax on them. The Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year. If the Fund does did not qualify as a regulated investment company during any period, it would be treated for U.S. Federal income tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders during that period.

            To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income for the taxable year. The Fund must also satisfy certain other requirements of the Code, some of which are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

            To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

            In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under that test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of "other issuers." As to each of those
"other issuers," the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. In addition, no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. Government are treated as U.S. Government securities.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

            Under the Code, by December 31 of each year, the Fund must distribute, or be deemed to have distributed, an amount at least equal to the sum of (1) 98% of its ordinary income earned from January 1 through December 31 of that year, (2) 98% of its capital gains realized in the period from November
1 of the prior year through October 31 of the current year, and (3) all such ordinary income and capital gains for previous years that were not distributed during those years. If it does not, the Fund must pay a non-deductible 4% excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet these requirements, the Fund might, in certain circumstances, be required to liquidate portfolio investments to make sufficient distributions. However, the Board and the Sub-Adviser might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

FAILURE TO QUALIFY AS A REGULATED INVESTMENT COMPANY

            If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify as a regulated investment company, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, will constitute dividends, which will generally be eligible for the dividends received deduction available to corporate shareholders. Furthermore, in such event, individual shareholders of the Fund would generally be able to treat such distributions as "qualified dividend income" eligible for reduced rates of U.S. Federal income taxation in taxable years beginning on or before December 31, 2008.

DISTRIBUTIONS

            Dividends paid out of the Fund's investment company taxable income will be taxable to a shareholder as ordinary income to the extent of the Fund's earnings and profits, whether such dividends are paid in cash or reinvested in additional shares. If a portion of the Fund's income consists of dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the
Fund to corporate shareholders may be eligible for the corporate dividends received deduction. In addition, for taxable years beginning on or before
December 31, 2008, distributions of investment company taxable income that are designated by the Fund as derived from qualified dividend income are taxed to individuals at the rates applicable to long-term capital gain. Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria.
Certain holding period and other requirements must be met by both the shareholder and the Fund for distributions to be eligible for the corporate dividends received deduction or the preferential individual tax rates that apply to qualified dividend income, as the case may be. Distributions of net capital gain, if any, designated as capital gain dividends are taxable to a shareholder as long-term capital gain, regardless of how long the shareholder has held Fund shares. Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital, which is applied against and reduces the shareholder's basis in his shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares.

            The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained.
In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders, who will be treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

            Dividends designated by the Fund and received by corporate shareholders of the Fund will qualify for the dividends received deduction to the extent of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if the Fund fails to meet certain holding period requirements for the stock on which the dividend is paid, (2) to the extent that the Fund is under an obligation to make related payments with respect to positions in substantially similar or related property, or (3) to the extent the stock on which the dividend is paid is treated as debt financed.
Moreover, the dividends received deduction may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to shares of the Fund or by applications of the Code.

            Shareholders will be notified annually as to the U.S. Federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

SALE OR EXCHANGE OF FUND SHARES

            Upon the sale or other disposition of shares in the Fund which a shareholder holds as a capital asset, the shareholder may realize a capital gain or loss in an amount equal to the difference between the amount realized and the shareholder's adjusted tax basis in the shares sold. Such gain or loss will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

            Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or amounts credited as undistributed capital gains) with respect to such shares.

            Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must attach to its tax return and also separately file with the Internal Revenue
Service ("IRS") a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their particular circumstances.

HEDGING AND DERIVATIVES TRANSACTIONS

            Certain of the Fund's hedging and derivatives transactions are subject to special and complex U.S. Federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. These rules could therefore affect the character, amount and timing of distributions to shareholders. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

OTHER INVESTMENTS

            The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for U.S. Federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in domestic and foreign "high yield" securities. A portion of the interest payments on such high yield securities may be treated as dividends for certain U.S. Federal income tax purposes.

            As a result of investing in securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to include in current income it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid
Fund-level U.S. Federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the
Fund may be required to borrow money or dispose of securities to be able to make distributions to its shareholders.

PASSIVE FOREIGN INVESTMENT COMPANY

            If the Fund purchases shares in a passive foreign investment company
(a "PFIC"), the Fund may be subject to U.S. Federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the
Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), the Fund would be required, in lieu of the foregoing requirements, to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the Fund. The Fund may not be able to make this election with respect to many
PFICs because of certain requirements that the PFICs would have to qualify.
Alternatively, the Fund could elect to mark-to-market at the end of each taxable year its shares in a PFIC. In this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value, to the extent it did not exceed prior increases in income. Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of
PFIC stock during the applicable year and such income would nevertheless be subject to the Distribution Requirement and would be taken into account for purposes of the 4% excise tax (described above).

SECTION 1256 CONTRACTS

            The Code generally applies a "mark to market" system of taxing unrealized gains and losses on, and otherwise provides for special rules of taxation with respect to, Section 1256 Contracts. A Section 1256 Contract includes certain regulated futures contracts, certain non-U.S. currency forward contracts, and certain listed non-equity options. Section 1256 Contracts held by the Fund at the end of a taxable year of the Fund will be treated for U.S.
Federal income tax purposes as if they were sold by the Fund at their fair market value on the last business day of the taxable year. The net gain or loss, if any, resulting from these deemed sales (known as "marking to market"), together with any gain or loss resulting from any actual sales of Section 1256
Contracts (or other termination of the Fund's obligations under such contract), must be taken into account by the Fund in computing its taxable income for the year. Capital gains and losses from Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% of the gains or losses and as long-term capital gains or losses to the extent of 60% of the gains or losses.

FOREIGN CURRENCY TRANSACTIONS

            To the extent that its investments are made in securities
denominated in a non-U.S. currency, gain or loss realized by the Fund frequently will be affected by the fluctuation in the value of such non-U.S. currencies relative to the value of the dollar. Gains or losses with respect to the Fund's investments in common stock of non-U.S. issuers will generally be taxed as capital gains or losses at the time of the disposition of the stock, subject to certain exceptions specified in the Code. Gains and losses of the Fund on the acquisition and disposition of non-U.S. currency will be treated as ordinary income or loss. In addition, gains or losses on disposition of debt securities denominated in a non-U.S. currency to the extent attributable to fluctuation in the value of the non-U.S. currency between the date of acquisition of the debt security and the date of disposition will treated as ordinary income or loss.
Gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivable or accrues expenses or other liabilities denominated in a non-U.S. currency and the time the Fund collects the receivables or pays the liabilities may be treated as ordinary income or loss.

            The Fund may acquire foreign currency forward contracts, enter into foreign currency futures contracts and acquire put and call options on foreign currencies. Generally, foreign currency regulated futures contracts and option contracts that qualify as "Section 1256 Contracts" (see "Section 1256 Contracts"
above), will not be subject to ordinary income or loss treatment under Section
988. However, if the Fund acquires foreign currency futures contracts or option contracts that are not Section 1256 Contracts, or any foreign currency forward contracts, any gain or loss realized by the Fund with respect to such instruments will be ordinary, unless (i) the contract is a capital asset in the hands of the Fund and is not a part of a straddle transaction and (ii) an election is made (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss.

UNRELATED BUSINESS TAXABLE INCOME

            Generally, an exempt organization is exempt from U.S. Federal income tax on its passive investment income, such as dividends, interest and capital gains. This general exemption from tax does not apply to the "unrelated business taxable income" ("UBTI") of an exempt organization. Generally, income and gain derived by an exempt organization from the ownership and sale of debt-financed property is UBTI and, thus, taxable in the proportion to which such property is financed by "acquisition indebtedness" during the relevant period of time.
Tax-exempt U.S. investors will not incur UBTI as a result of leveraged investment activities on the part of the Fund, although a tax-exempt investor may incur UBTI if it borrows to acquire shares. Tax-exempt U.S. persons are urged to consult their own tax advisors concerning the U.S. Federal tax consequences of an investment in the Fund.

FOREIGN TAXES

Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Fund will not be eligible to "pass through" to its shareholders the amount of foreign taxes paid by the Fund for foreign tax credit purposes.

BACKUP WITHHOLDING

            The Fund may be required to withhold U.S. Federal income tax from all distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The withholding percentage is 28% until 2011, when the percentage will increase to 31% (unless Congress enacts legislation otherwise). Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability, provided the required information is furnished to the IRS. To avoid such withholding, foreign shareholders (as defined below) that beneficially own shares generally must provide a properly completed IRS Form W-8BEN or other applicable forms or documentation certifying their non-U.S. status.
FOREIGN SHAREHOLDERS

            U.S. Federal income taxation of a shareholder who with respect to the United States is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("foreign shareholder") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

            If the income from the Fund is not "effectively connected" with a
U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. Federal income tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. However, pursuant to recently enacted legislation, for taxable years beginning after December 31, 2004 and before January 1, 2008, certain
"interest-related dividends" and "short-term capital gain dividends" paid by the
Fund to a foreign shareholder would be eligible for an exemption from the 30%
U.S. withholding tax. Interest-related dividends generally are dividends derived from certain interest income earned by the Fund that would not be subject to such tax if earned by a foreign shareholder directly. Short-term capital gain dividends generally are dividends derived from the excess of a Fund's net short-term capital gains over net long-term capital losses. Both
"interest-related dividends" and "short-term capital gains dividends" must be designated as such by a written notice mailed to shareholders no later than 60 days after the Fund's taxable year. Such a foreign shareholder would generally be exempt from U.S. Federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund.

            Also, any distributions paid by the Fund to a foreign shareholder for taxable years beginning after December 31, 2004 and before January 1, 2008 will, to the extent attributable to gain from the sale or exchange of a U.S.
real property interest, be treated as gain recognized from the sale or exchange of a U.S. real property interest and taxed as such to a foreign shareholder.

            If the income from the Fund is "effectively connected" with a U.S.
trade or business carried on by a foreign shareholder, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. Federal income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

            In the case of a non-corporate foreign shareholder, the Fund may be required to withhold U.S. Federal income tax from distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate)
unless the foreign shareholder certifies his foreign status under penalties of perjury or otherwise establishes an exemption. See "Backup Withholding."

            The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein.
Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

OTHER TAXATION

            Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions.

            The foregoing is a brief summary of certain material income tax matters that are pertinent to prospective investors. The summary is not, and is not intended to be, a complete analysis of all provisions of the U.S. Federal income tax law which may have an effect on such investors. This analysis is not intended as a substitute for careful tax planning. Accordingly, prospective investors are urged to consult their own respective tax advisors with respect to their own respective tax situations and the effects of this investment thereon.

Tax Treatment Before the Tax Transition

            Classification of the Fund. The Fund has received an opinion of counsel that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the
Board, the Fund was treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

            Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Shares in the Fund will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the "Section
7704 Regulations") provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). The Fund may not be eligible for any of those safe harbors. In particular, it will not qualify under the private placement safe harbor set forth in the Section 7704 Regulations if the Fund has more than 100 Shareholders.

            The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event the partnership's status is examined under a general facts and circumstances test set forth in the Section 7704 Regulations. The Fund has received an opinion of counsel that, under this "facts and circumstances" test, and based upon the anticipated operations of the Fund as well as the legislative history to Section
7704, the text of the Section 7704 Regulations and certain representations of the Board, the interests in the Fund will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, that the Fund will not be treated as a publicly traded partnership taxable as a corporation.

            Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes (as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise), the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain redemptions of Shares, would be treated as dividend income when received by the Shareholders to the extent of the current or accumulated earnings and profits of the Fund; and Shareholders would not be entitled to report profits or losses realized by the Fund.

            UNLESS OTHERWISE INDICATED, REFERENCES IN THE FOLLOWING DISCUSSION
OF THE TAX CONSEQUENCES OF FUND INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS,
INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF THE FUND,
AND THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF IT BEING AN
INVESTOR IN A HEDGE FUND.

            Prior to the Tax Transition, the Fund's treatment as a partnership for Federal income tax purposes, did not subject the Fund itself Federal income tax. The Fund would file an annual partnership information return for 2005 with the Service which reports the results of operations. Each investor who was an investor prior to the Tax Transition is required to report separately on its income tax return its distributive share of the Fund's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. Each Shareholder is taxed on its distributive share of the Fund's taxable income and gain regardless of whether it has received or will receive a distribution from the Fund.

            Allocation of Profits and Losses. Under the LLC Agreement, the
Fund's net capital appreciation or net capital depreciation for each accounting period is allocated among the Shareholders and to their capital accounts without regard to the amount of income or loss actually recognized by the Fund for
Federal income tax purposes. The LLC Agreement provides that items of income, deduction, gain, loss or credit actually recognized by the Fund for each fiscal year generally are to be allocated for income tax purposes among the
Shareholders pursuant to Regulations issued under Sections 704(b) and 704(c) of the Code, based upon amounts of the Fund's net capital appreciation or net capital depreciation allocated to each Member's capital account for the current and prior fiscal years.

            Under the LLC Agreement, the Board has the discretion to allocate specially an amount of the Fund's capital gain (including short-term capital gain) for Federal income tax purposes to the Sub-Adviser as the special advisory member and to a withdrawing Shareholder to the extent that the Sub-Adviser's or a Shareholder's capital account balance exceeds the Federal income tax basis in their respective Shares. There can be no assurance that, if the Board makes such a special allocation, the Service will accept such allocation. If such allocation is successfully challenged by the Service, the Fund's gains allocable to the remaining Shareholders would be increased.

            Tax Elections; Returns; Tax Audits. The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests
(including by reason of death) provided that a partnership election has been made pursuant to Section 754. Under the LLC Agreement, at the request of a
Shareholder, the Board, in its sole discretion, may cause the Fund to make such an election. Any such election, once made, cannot be revoked without the
Service's consent. The actual effect of any such election may depend upon whether any Hedge Fund also makes such an election. As a result of the complexity and added expense of the tax accounting required to implement such an election, the Board presently does not intend to make such election.

            The Board decides how to report the partnership items on the Fund's tax returns, and all Shareholders are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. Given the uncertainty and complexity of the tax laws, it is possible that the Service may not agree with the manner in which the
Fund's items have been reported. In the event the income tax returns of the Fund are audited by the Service, the tax treatment of the Fund's income and deductions generally is determined at the limited liability company level in a single proceeding rather than by individual audits of the Shareholders. A
Shareholder chosen by the Board, designated as the "Tax Matters Partner", has considerable authority to make decisions affecting the tax treatment and procedural rights of all Shareholders. In addition, the Tax Matters Partner has the authority to bind certain Shareholders to settlement agreements and the right on behalf of all Shareholders to extend the statute of limitations relating to the Shareholders' tax liabilities with respect to Fund items.

Tax Consequences to a Withdrawing Shareholder

            An investor prior to the Tax Transition, receiving a cash
liquidating distribution from the Fund, in connection with a complete withdrawal from the Fund, generally will recognize capital gain or loss to the extent of the difference between the proceeds received by such investor and such investor's adjusted tax basis in its investment. Such capital gain or loss will be short-term, long-term, or some combination of both, depending upon the timing of the investor's contributions to the Fund. However, a withdrawing holder of
Fund interests will recognize ordinary income to the extent such investor's allocable share of the Fund's "unrealized receivables" exceeds the investor's basis in such unrealized receivables (as determined pursuant to the
Regulations). For these purposes, accrued but untaxed market discount, if any, on securities held by the Fund will be treated as an unrealized receivable, with respect to which a withdrawing holder of Fund interests would recognize ordinary income. An investor receiving a cash nonliquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds such investor's adjusted tax basis in its investment.

            As discussed above, the LLC Agreement provides that the Board may specially allocate items of Fund capital gain (including short-term capital gain) to a withdrawing holder of Fund interests to the extent its capital account would otherwise exceed its adjusted tax basis in its investment. Such a special allocation of gain may result in the withdrawing holder of Fund interests recognizing capital gain, which may include short-term capital gain, in the investor's last taxable year in the Fund, thereby reducing the amount of long-term capital gain recognized during the tax year in which it receives its liquidating distribution upon withdrawal.

            Distributions of Property. A partner's receipt of a distribution of property from a partnership is generally not taxable. However, under Section 731 of the Code, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an "investment partnership" within the meaning of Section
731(c)(3)(C)(i) and the recipient is an "eligible partner" within the meaning of
Section 731(c)(3)(C)(iii). The Fund will determine at the appropriate time whether it qualifies as an "investment partnership." Assuming it so qualifies, if an investor is an "eligible partner", which term should include an investor whose contributions to the Fund consisted solely of cash, the recharacterization rule described above would not apply.

Tax Treatment of Fund Investments

            In General. The Fund expects to act as a trader or investor, and not as a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.

            Generally, the gains and losses realized by a trader or an investor on the sale of securities are capital gains and losses. Thus, subject to the treatment of certain currency exchange gains as ordinary income (see "Currency
Fluctuations - 'Section 988' Gains or Losses" below) and certain other transactions described below, the Fund expects that its gains and losses from its securities transactions typically will be capital gains and capital losses.
These capital gains and losses may be long-term or short-term depending, in general, upon the length of time the Fund maintains a particular investment position and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules relating to short sales, to so-called "straddle" and "wash sale" transactions and to Section 1256 Contracts
(defined below) may serve to alter the manner in which the Fund's holding period for a security is determined or may otherwise affect the characterization as short-term or long-term, and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of the Fund.(1)

            The maximum ordinary income tax rate for individuals is 38.6%(2)
and, in general, the maximum individual income tax rate for long-term capital gains is 20%(3) (unless the taxpayer elects to be taxed at ordinary rates - see
"Limitation on Deductibility of Interest and Short Sale Expenses" below), although in all cases the actual rates may be higher due to the phase out of certain tax deductions, exemptions and credits. The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual deduction limitation of $3,000. For corporate taxpayers, the maximum income tax rate is 35%. Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses may be carried back three years (subject to certain limitations) and carried forward five years.

            The Fund may realize ordinary income from dividends and accruals of interest on securities. The Fund may hold debt obligations with "original issue discount." In such case, the Fund would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year. The Fund may also acquire debt obligations with "market discount." Upon disposition of such an obligation, the Fund generally would be required to treat gain realized as interest income to the extent of the market discount which accrued during the period the debt obligation was held by the
Fund. The Fund may realize ordinary income or loss with respect to its investments in partnerships engaged in a trade or business. Income or loss from transactions involving certain derivative instruments, such as swap transactions, will also generally constitute ordinary income or loss. In addition, amounts, if any, payable by the Fund in connection with equity swaps, interest rate swaps, caps, floors and collars likely would be considered
"miscellaneous itemized deductions" which, for a noncorporate Member, may be subject to restrictions on their deductibility. See "Deductibility of Fund
Investment Expenditures by Noncorporate Shareholders" below. Moreover, gain recognized from certain "conversion transactions" will be treated as ordinary income.(4)

            Currency Fluctuations - "Section 988" Gains or Losses. To the extent that its investments are made in securities denominated in a foreign currency, gain or loss realized by the Fund frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar.
Generally, gains or losses with respect to the Fund's investments in common stock of foreign issuers will be taxed as capital gains or losses at the time of the disposition of such stock. However, under Section 988 of the Code, gains and losses of the Fund on the acquisition and disposition of foreign currency (e.g., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

            As indicated above, the Fund may acquire foreign currency forward contracts, enter into foreign currency futures contracts and acquire put and call options on foreign currencies. Generally, foreign currency regulated futures contracts and option contracts that qualify as "Section 1256 Contracts"
(see "Section 1256 Contracts" below), will not be subject to ordinary income or loss treatment under Section 988. However, if the Fund acquires currency futures contracts or option contracts that are not Section 1256 Contracts, or any currency forward contracts, any gain or loss realized by the Fund with respect to such instruments will be ordinary, unless (i) the contract is a capital asset in the hands of the Fund and is not a part of a straddle transaction and (ii) an election is made (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss.

            Section 1256 Contracts. In the case of Section 1256 Contracts, the
Code generally applies a "mark to market" system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. A
Section 1256 Contract includes certain regulated futures contracts, certain foreign currency forward contracts, and certain options contracts. Under these rules, Section 1256 Contracts held by the Fund at the end of each taxable year of the Fund are treated for Federal income tax purposes as if they were sold by the Fund for their fair market value on the last business day of such taxable year. The net gain or loss, if any, resulting from such deemed sales (known as
"marking to market"), together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by the Fund in computing its taxable income for such year. If a Section 1256 Contract held by the Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules.

            Capital gains and losses from such Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40%
thereof and as long-term capital gains or losses to the extent of 60% thereof.
Such gains and losses will be taxed under the general rules described above.
Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. (See "Currency Fluctuations - 'Section 988' Gains or
Losses.") If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on Section 1256 Contracts may, at the election of the taxpayer, be carried back three years. Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on Section 1256 Contracts.

            Mixed Straddle Election. The Code allows a taxpayer to elect to offset gains and losses from positions which are part of a "mixed straddle." A
"mixed straddle" is any straddle in which one or more but not all positions are
Section 1256 Contracts. Pursuant to Temporary Regulations, the Fund (and any
Hedge Fund) may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily "marking to market" of all open positions in the account and a daily netting of gains and losses from positions in the account.
At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the
Temporary Regulations' mixed straddle account rules is not entirely clear.
Therefore, there is no assurance that a mixed straddle account election by the
Fund will be accepted by the Service.

            Short Sales. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale,
"substantially identical property" has been held by the Fund for more than one year. In addition, these rules may also terminate the running of the holding period of "substantially identical property" held by the Fund.

            Gain or loss on a short sale will generally not be realized until such time that the short sale is closed. However, if the Fund holds a short sale position with respect to stock, certain debt obligations or partnership interests that has appreciated in value and then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

            Effect of Straddle Rules on Shareholders' Securities Positions. The
Service may treat certain positions in securities held (directly or indirectly)
by a Member and its indirect interest in similar securities held by the Fund as
"straddles" for Federal income tax purposes. The application of the "straddle"
rules in such a case could affect a Member's holding period for the securities involved and may defer the recognition of losses with respect to such securities.(5)

            Limitation on Deductibility of Interest and Short Sale Expenses. For
noncorporate taxpayers, Section 163(d) of the Code limits the deduction for
"investment interest" (i.e., interest or short sale expenses for "indebtedness properly allocable to property held for investment"). Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer's "net investment income," consisting of net gain and ordinary income derived from investments in the current year less certain directly connected expenses (other than interest or short sale expenses). For this purpose, any long-term capital gain is excluded from net investment income unless the taxpayer elects to pay tax on such amount at ordinary income tax rates.

            For purposes of this provision, the Fund's activities will be treated as giving rise to investment income for an investor, and the investment interest limitation would apply to a noncorporate investor's share of the interest and short sale expenses attributable to the Fund's operation. In such case, a noncorporate investor would be denied a deduction for all or part of that portion of its distributive share of the Fund's ordinary losses attributable to interest and short sale expenses unless it had sufficient investment income from all sources including the Fund. A Member that could not deduct losses currently as a result of the application of Section 163(d) would be entitled to carry forward such losses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a noncorporate investor on money borrowed to finance its investment in the
Fund. Potential investors are advised to consult with their own tax advisers with respect to the application of the investment interest limitation in their particular tax situations.

            Deductibility of Fund Investment Expenditures and Certain Other
Expenditures. Investment expenses (e.g., investment advisory fees) of an individual, trust or estate are deductible only to the extent they exceed 2% of adjusted gross income.(6) In addition, the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount (for
2004, $142,700 or $71,350 for a married person filing a separate return) to deduct such investment expenses. Under such provision, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent such excess expenses (along with certain other itemized deductions) exceed the lesser of (i) 3% of the excess of the individual's adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year.(7) Moreover, such investment expenses are miscellaneous itemized deductions which are not deductible by a noncorporate taxpayer in calculating its alternative minimum tax liability.

            Pursuant to Temporary Regulations issued by the Treasury Department, these limitations on deductibility should not apply to a noncorporate investor's share of the trade or business expenses of the Fund. These limitations will apply, however, to a noncorporate investor's share of the investment expenses of the Fund (including the Management Fee, Incentive Fee, the fee paid to the
Adviser as the Fund's administrator and any fee payable to the managers of a
Hedge Fund), to the extent such expenses are allocable to a Hedge Fund that is not in a trade or business within the meaning of the Code or to the investment activity of the Fund. The Fund intends to treat its expenses attributable to a
Hedge Fund that is engaged in trade or business within the meaning of the Code or to the trading activity of the Fund as not being subject to such limitations, although there can be no assurance that the Service will agree.

            The consequences of these limitations will vary depending upon the particular tax situation of each taxpayer. Accordingly, noncorporate
Shareholders should consult their tax advisers with respect to the application of these limitations.

             No deduction is allowed for sales loads paid by an investor to acquire an interest in the Fund; instead any such fees will be included in the investor's adjusted tax basis for its investment in the Fund. To the extent that any portion of the investor servicing fee is treated as a selling expense, such portion would be subject to the same treatment.

            Application of Rules for Income and Losses from Passive Activities.
The Code restricts the deductibility of losses from a "passive activity" against certain income which is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Pursuant to Temporary Regulations issued by the Treasury
Department, income or loss from the Fund's securities investment and trading activity generally will not constitute income or loss from a passive activity.
Therefore, passive losses from other sources generally could not be deducted against an investor's share of such income and gain from the Fund. Income or loss attributable to the Fund's investments in partnerships engaged in certain trades or businesses may constitute passive activity income or loss.

            "Phantom Income" From Fund Investments. Pursuant to various
"anti-deferral" provisions of the Code (the "Subpart F," "passive foreign investment company" and "foreign personal holding company" provisions), investments (if any) by the Fund in certain foreign corporations may cause an investor to (i) recognize taxable income prior to the Fund's receipt of distributable proceeds, (ii) pay an interest charge on receipts that are deemed as having been deferred or (iii) recognize ordinary income that, but for the
"anti-deferral" provisions, would have been treated as long-term or short-term capital gain.

Foreign Taxes

            It is possible that certain dividends and interest directly or indirectly received by the Fund from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, the Fund or a Hedge Fund may also be subject to capital gains taxes in some of the foreign countries where they purchase and sell securities. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to predict in advance the rate of foreign tax the Fund will directly or indirectly pay since the amount of the Fund's assets to be invested in various countries is not known.

            Fund investors will be informed by the Fund as to their
proportionate share of the foreign taxes paid by the Fund or a Hedge Fund, which they will be required to include in their income. Fund investors generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction
(subject to the limitations generally applicable to deductions) for their share of such foreign taxes in computing their Federal income taxes. An investor that is tax exempt will not ordinarily benefit from such credit or deduction.

Unrelated Business Taxable Income

            Generally, an exempt organization is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner.(8) This type of income is exempt even if it is realized from securities trading activity which constitutes a trade or business.

            This general exemption from tax does not apply to the "unrelated business taxable income" ("UBTI") of an exempt organization. Generally, except as noted above with respect to certain categories of exempt trading activity,
UBTI includes income or gain derived (either directly or through partnerships)
from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization's exempt purpose or function. UBTI also includes "unrelated debt-financed income," which generally consists of (i)
income derived by an exempt organization (directly or through a partnership)
from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year, and (ii) gains derived by an exempt organization (directly or through a partnership) from the disposition of property with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of such disposition. With respect to its investments in partnerships engaged in a trade or business, the
Fund's income (or loss) from these investments may constitute UBTI.

            The Fund may incur "acquisition indebtedness" with respect to certain of its transactions, such as the purchase of securities on margin. Based upon a published ruling issued by the Service which generally holds that income and gain with respect to short sales of publicly traded stock does not constitute income from debt financed property for purposes of computing UBTI, the Fund will treat its short sales of securities as not involving "acquisition indebtedness" and therefore not resulting in UBTI.(9) To the extent the Fund recognizes income (i.e., dividends and interest) from securities with respect to which there is "acquisition indebtedness" during a taxable year, the percentage of such income which will be treated as UBTI generally will be based on the percentage which the "average acquisition indebtedness" incurred with respect to such securities is of the "average amount of the adjusted basis" of such securities during the taxable year.

            To the extent the Fund recognizes gain from securities with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of their disposition, the percentage of such gain which will be treated as UBTI will be based on the percentage which the highest amount of such "acquisition indebtedness" is of the "average amount of the adjusted basis" of such securities during the taxable year. In determining the unrelated debt-financed income of the Fund, an allocable portion of deductions directly connected with the Fund's debt-financed property is taken into account.
Thus, for instance, a percentage of losses from debt-financed securities (based on the debt/basis percentage calculation described above) would offset gains treated as UBTI.

            Since the calculation of the Fund's "unrelated debt-financed income"
is complex and will depend in large part on the amount of leverage, if any, used by the Fund from time to time,(10) it is impossible to predict what percentage of the Fund's income and gains will be treated as UBTI for a Member which is an exempt organization. An exempt organization's share of the income or gains of the Fund which is treated as UBTI may not be offset by losses of the exempt organization either from the Fund or otherwise, unless such losses are treated as attributable to an unrelated trade or business (e.g., losses from securities for which there is acquisition indebtedness).

            To the extent that the Fund generates UBTI, the applicable Federal tax rate for such an investor generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt organization. An exempt organization may be required to support, to the satisfaction of the
Service, the method used to calculate its UBTI. The Fund will be required to report to an investor which is an exempt organization information as to the portion, if any, of its income and gains from the Fund for each year which will be treated as UBTI. The calculation of such amount with respect to transactions entered into by the Fund is highly complex, and there is no assurance that the
Fund's calculation of UBTI will be accepted by the Service.

            In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the Fund's income and gains which is not treated as UBTI will continue to be exempt from tax, as will the organization's income and gains from other investments which are not treated as UBTI. Therefore, the possibility of realizing UBTI from its investment in the Fund generally should not affect the tax-exempt status of such an exempt organization.(11) However, a charitable remainder trust will not be exempt from Federal income tax under Section 664(c) of the Code for any year in which it has UBTI. A title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under Section 642(c) of the Code may be limited for any year in which the trust has UBTI. A prospective investor should consult its tax adviser with respect to the tax consequences of receiving UBTI from the Fund. (See "ERISA
Considerations.")

Certain Issues Pertaining to Specific Exempt Organizations

            Private Foundations. Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise
"ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors which a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio.

            In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its nonfunctionally related assets (assets not used or held for use in carrying out the foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation's investment in the Fund would most probably be classified as a nonfunctionally related asset. A determination that an interest in the Fund is a nonfunctionally related asset could conceivably cause cash flow problems for an investor which is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its interest in the Fund. Of course, this factor would create less of a problem to the extent that the value of the investment in the Fund is not significant in relation to the value of other assets held by a foundation.

            In some instances, an investment in the Fund by a private foundation may be prohibited by the "excess business holdings" provisions of the Code. For example, if a private foundation (either directly or together with a
"disqualified person") acquires more than 20% of the capital interest or profits interest of the Fund, the private foundation may be considered to have "excess business holdings." If this occurs, such foundation may be required to divest itself of its interest in the Fund in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from the Fund is "passive" within the applicable provisions of the Code and
Regulations. Although there can be no assurance, the Board believes that the
Fund will meet such 95% gross income test.

            A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

            Qualified Retirement Plans. Employee benefit plans subject to the provisions of ERISA, Individual Retirement Accounts and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA.
(See "ERISA Considerations.")

            Endowment Funds. Investment managers of endowment funds should consider whether the acquisition of an Interest is legally permissible. This is not a matter of Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

State and Local Taxation

            In addition to the Federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in the Fund. State and local tax laws differ in the treatment of limited liability companies such as the Fund. A few jurisdictions may impose entity level taxes on a limited liability company if it is found to have sufficient contact with that jurisdiction. Such taxes are frequently based on the income and capital of the entity that is allocated to the jurisdiction.
Although there can be no assurance, except as noted below, the Fund intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction.

            State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A Investor's distributive share of the taxable income or loss of the
Fund generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which it is a resident. A partnership in which the Fund acquires an interest may conduct business in a jurisdiction which will subject to tax an investor's share of the partnership's income from that business. Investors should consult their tax advisers with respect to the availability of a credit for such tax in the jurisdiction in which that investor is a resident.

            The Fund, which is treated as a partnership for New York State and
New York City income tax purposes, should not be subject to the New York City unincorporated business tax, which is not imposed on a partnership which purchases and sells securities for its "own account." (This exemption may not be applicable to the extent a partnership in which the Fund invests conducts a business in New York City.) By reason of a similar "own account" exemption, it is also expected that a nonresident individual investor should not be subject to
New York State personal income tax with respect to his share of income or gain realized directly by the Fund. A nonresident individual investor will not be subject to New York City earnings tax on nonresidents with respect to his investment in the Fund.

            Individual Shareholders who are residents of New York State and New
York City should be aware that the New York State and New York City personal income tax laws limit the deductibility of itemized deductions and interest expense for individual taxpayers at certain income levels. These limitations may apply to an investor's share of some or all of the Fund's expenses. Investors are urged to consult their tax advisers with respect to the impact of these provisions and the Federal limitations on the deductibility of certain itemized deductions and investment expenses on their New York State and New York City tax liability.

            For purposes of the New York State corporate franchise tax and the
New York City general corporation tax, a corporation generally is treated as doing business in New York State and New York City, respectively, and is subject to such corporate taxes as a result of the ownership of a partnership interest in a partnership which does business in New York State and New York City, respectively.(12) Each of the New York State and New York City corporate taxes are imposed, in part, on the corporation's taxable income or capital allocable to the relevant jurisdiction by application of the appropriate allocation percentages. Moreover, a non-New York corporation which does business in New
York State may be subject to a New York State license fee. A corporation which is subject to New York State corporate franchise tax solely as a result of being a non-managing member in a New York partnership may, under certain circumstances, elect to compute its New York State corporate franchise tax by taking into account only its distributive share of such partnership's income and loss. There is currently no similar provision in effect for purposes of the New
York City general corporation tax.

            Regulations under both the New York State corporate franchise tax and New York City general corporation tax, however, provide an exemption to this general rule in the case of a "portfolio investment partnership," which is defined, generally, as a partnership which meets the gross income requirements of Section 851(b)(2) of the Code. New York State (but not New York City) has
adopted regulations that also include income and gains from commodity transactions described in Section 864(b)(2)(B)(iii) as qualifying gross income for this purpose. The qualification of the Fund as a "portfolio investment partnership" with respect to its investments through Segregated Accounts and
Hedge Funds must be determined on an annual basis and, with respect to a taxable year, the Fund and/or one or more Hedge Funds may not qualify as portfolio investment partnerships. Therefore, a corporate non-managing member may be treated as doing business in New York State and New York City as a result of its interest in the Fund or its indirect interest in a nonqualifying Hedge Fund.

            A trust or other unincorporated organization which by reason of its purposes or activities is exempt from Federal income tax is also exempt from New
York State and New York City personal income tax. A nonstock corporation which is exempt from Federal income tax is generally presumed to be exempt from New
York State corporate franchise tax and New York City general corporation tax.
New York State imposes a tax with respect to such exempt entities on UBTI
(including unrelated debt-financed income) at a rate which is currently equal to the New York State corporate franchise tax rate (plus the corporate surtax).
There is no New York City tax on the UBTI of an otherwise exempt entity.

            Each prospective corporate investor should consult its tax adviser with regard to the New York State and New York City tax consequences of an investment in the Fund.

                              ERISA CONSIDERATIONS

            Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of
1974, as amended (an "ERISA Plan" and "ERISA," respectively), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to
ERISA but is subject to the prohibited transaction rules of Section 4975 of the
Code (together with ERISA Plans, "Benefit Plans") should consider, among other things, the matters described below before determining whether to invest in the
Fund.

            ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the
ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see "Tax
Aspects--Unrelated Business Taxable Income" and "--Certain Issues Pertaining to
Specific Exempt Organizations") and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

            Because the Fund is registered as an investment company under the
Investment Company Act, the underlying assets of the Fund should not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of ERISA's (or the Code's) fiduciary responsibility and prohibited transaction rules. Thus, the Adviser and the Sub-Adviser will not be fiduciaries within the meaning of ERISA by reason of their authority with respect to the
Fund.

            A Benefit Plan which proposes to invest in the Fund will be required to represent that it, and any fiduciaries responsible for such Plan's investments, are aware of and understand the Fund's investment objective, policies and strategies, that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

            Certain prospective Benefit Plan Shareholders may currently maintain relationships with the Adviser, the Sub-Adviser or their affiliates. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA and
Benefit Plan assets for the benefit of a party in interest and also prohibits
(or penalizes) an ERISA or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration.
ERISA and Benefit Plan Shareholders should consult with counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the
Code. Fiduciaries of ERISA or Benefit Plan Shareholders will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

            The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this SAI and the prospectus is general and may be affected by future publication of regulations and rulings. Potential
Benefit Plan Shareholders should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of
Shares.

                                    BROKERAGE

            Each Hedge Fund Manager is directly responsible for placing orders for the execution of portfolio transactions for the Hedge Fund or Segregated
Account that it manages and for the allocation of brokerage. Transactions on
U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

            In selecting brokers and dealers to execute transactions on behalf of a Hedge Fund or Segregated Account, each Hedge Fund Manager will generally seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and the firm's risk in positioning a block of securities.
Although it is expected that each Hedge Fund Manager generally will seek reasonably competitive commission rates, a Hedge Fund Manager will not necessarily pay the lowest commission available on each transaction. The Hedge
Fund Managers will typically have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Brokerage practices adopted by Hedge Fund Managers with respect to Hedge Funds may vary and will be governed by each Hedge Fund's organizational documents.

            Consistent with the principle of seeking best price and execution, a
Hedge Fund Manager may place orders for a Hedge Fund or Segregated Account with brokers that provide the Hedge Fund Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Hedge Fund Managers are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Hedge Fund Managers or their affiliates in providing services to clients other than the Hedge Funds and the Segregated Accounts they manage. In addition, not all of the supplemental information is necessarily used by a Hedge Fund
Manager in connection with the Hedge Fund or Segregated Account it manages.
Conversely, the information provided to a Hedge Fund Manager by brokers and dealers through which other clients of the Hedge Fund Manager or its affiliates effect securities transactions may be useful to the Hedge Fund Manager in providing services to the Hedge Fund or a Segregated Account.

            It is anticipated that Hedge Fund Managers (including each Hedge
Fund Manager retained to manage a Segregated Account) will generally follow brokerage placement practices similar to those described above. The brokerage placement practices described above will also be followed by the Sub-Adviser to the extent it places transactions for the Fund. However, certain Hedge Fund
Managers (other than those managing Segregated Accounts) may have policies that permit the use of brokerage commissions of a Hedge Fund to obtain products or services that are not research related and that may benefit the Hedge Fund
Manager.

                            DISTRIBUTION ARRANGEMENTS

            The Distributor acts as the distributor of Shares on a best efforts basis, subject to various conditions, pursuant to the terms of a General
Distributor's Agreement entered into with the Fund. Shares may be purchased through the Distributor or through brokers or dealers that have entered into selling agreements with the Distributor. The Fund is not obligated to sell to a broker or dealer any Shares that have not been placed with Qualified Investors that meet all applicable requirements to invest in the Fund. The Distributor maintains its principal office at 6803 South Tucson Way, Centennial, Colorado
80112, and is an affiliate of the Adviser and the Sub-Adviser.

            Shares will be offered and may be purchased on a monthly basis, or at such other times as may be determined by the Board. Neither the Distributor nor any other broker or dealer is obligated to buy from the Fund any of the
Shares. The Distributor does not intend to make a market in Shares. The Fund has agreed to indemnify the Distributor and its affiliates and certain other persons against certain liabilities under the Securities Act.

                         PAYMENTS TO FUND INTERMEDIARIES

      Financial Intermediaries may receive reallowance of commissions from the
Distributor, derived from sales charges paid by the clients of the financial intermediary, also as described in this SAI. Additionally, the Adviser and/or the Distributor (including their affiliates) may make payments to financial intermediaries in connection with their offering and selling shares of the Fund and other Oppenheimer funds, providing marketing or promotional support, transaction processing and/or administrative services. Among the financial intermediaries that may receive these payments are brokers and dealers who sell and/or hold shares of the Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan and qualified tuition program administrators, third party administrators, and other institutions that have selling, servicing or similar arrangements with the
Adviser or Distributor. The payments to intermediaries vary by the types of product sold, the features of the Fund shares and the role played by the intermediary.

      Possible types of payments to financial intermediaries include, without limitation, those discussed below.

o        Payments made by the Fund, or by an investor buying or selling shares of the Fund may include:

o             initial front-end sales charges, all or a portion of which front-end sales charges are payable by the Distributor to
              financial intermediaries as sales commissions (see "Distribution
              Arrangements" in the Prospectus);
o             shareholder servicing payments for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other
              administrative or shareholder services, including retirement plan and 529 plan administrative services fees, which are paid from the assets of a Fund as reimbursement to the Manager or Distributor for expenses they incur on behalf of the Fund.

o        Payments made by the Adviser or Distributor out of their respective resources and assets, which may include profits the Adviser derives from investment advisory fees paid by the Fund. These payments are made at the discretion of the Adviser or Distributor. These payments, often referred to as "revenue sharing" payments, may be in addition to the payments by the Fund listed above.

o             These types of payments may reflect compensation for marketing support, support provided in offering the Fund or other
              Oppenheimer funds through certain trading platforms and programs, transaction processing or other services;
o             The Adviser and Distributor each may also pay other compensation to the extent the payment is not prohibited by law or by any self-regulatory agency, such as the NASD. Payments are made based on the guidelines established by the Adviser and Distributor, subject to applicable law.

      These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Fund or other Oppenheimer funds, or to support the marketing or promotional efforts of the Distributor in offering shares of the Fund or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the Fund. Financial intermediaries may earn profits on these payments, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the
Fund's prospectus and this SAI. You should ask your financial intermediary for information about any payments it receives from the Fund, the Adviser or the
Distributor and any services it provides, as well as the fees and commissions it charges.

      Although brokers or dealers that sell Fund shares may also act as a broker or dealer in connection with the execution of the purchase or sale of portfolio securities by the Fund or other Oppenheimer funds, a financial intermediary's sales of shares of the Fund or such other Oppenheimer funds is not a consideration for the Adviser when choosing brokers or dealers to effect portfolio transactions for the Fund or such other Oppenheimer funds.

      Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation,

o        transactional support, one-time charges for setting up access for the
         Fund or other Oppenheimer funds on particular trading systems, and paying the intermediary's networking fees;
o        program support, such as expenses related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund "supermarkets", bank or trust company products or insurance companies' variable annuity or variable life insurance products;
o        placement on the dealer's list of offered funds and providing representatives of the Distributor with access to a financial intermediary's sales meetings, sales representatives and management representatives.

      Additionally, the Adviser or Distributor may make payments for firm support, such as business planning assistance, advertising, and educating a financial intermediary's sales personnel about the Oppenheimer funds and shareholder financial planning needs.

      For the year ended December 31, 2004, the following financial intermediaries that are broker-dealers offering shares of the Oppenheimer funds, and/or their respective affiliates, received revenue sharing or similar distribution-related payments from the Adviser or Distributor for marketing or program support:

  ADVEST INC.                             AEGON
  A.G. Edwards & Sons, Inc                AIG Network
  Allianz Life Insurance Company          Allstate Life Insurance Company
  Ameritas Life Insurance Corporation     American Centurian Life Insurance
  American Enterprise Life Insurance      American Express Financial Advisors
                                      Inc.
  American Portfolios                     Annuity Investors Life
  AXA Advisors                            Banc One Securities Corporation
  Bank of New York                        Cadaret Grant & Co. Inc.
  Charter One Securities Inc.             Chase Investment Services
  Citigroup Financial Network             CitiStreet
  Citizens Bank of Rhode Island           CJM Planning Corp.
  Columbus Life Insurance Company         Commonwealth Financial Network
  CUNA Brokerage Services Inc.            CUSO Financial Services, L.P.
  Federal Kemper                          First Allied Securities Inc
  First Global Capital                    GE Financial Assurance
  GlenBrook Life and Annuity Co.          Great West Life & Annuity Co., Inc.
  HD Vest                                 Hewitt Associates
  HSBC Brokerage (USA) Inc.               ING Network
  Jefferson Pilot Securities Corporation  John Hancock Variable Life Insurance
                                     Company
  Kemper Life Assurance Company           Legend Equities Corporation
  Legg Mason Wood Walker, Incorporated    Lincoln National Life Insurance
                                     Company
  Lincoln Financial Advisors Corporation  Lincoln Investment Planning
  Linsco/Private Ledger Corp.             MassMutual Financial Group and
                                   affiliates
  McDonald Investments, Inc.              Merrill Lynch & Co., Inc. and
                                   affiliates
  Metlife and affiliates                  Minnesota Life Insurance Company
  Morgan Stanley DW Inc.                  NPH Network
  Nationwide and affiliates               New York Life Securities, LLC
  PacLife Network                         Park Avenue Securities LLC
  Planmember Securities Corporation       Prime Capital Services, Inc.
  Princor Financial Services Corporation  Protective Life Insurance Co.
  Provident Mutual Insurance Company      Prudential Investment Management
                                  Services LLC
  Raymond James Financial Services, Inc.  Raymond James & Associates, Inc.
  RBC Dain Rauscher Inc.                  Securities America, Inc.
  Security Benefit Life Insurance Company Signator Investments
  Sun Life Insurance Company              Suntrust Investment Services, Inc.
  Tower Square Securities, Inc            Travelers Life & Annuity Co., Inc.
  UBS Financial Services Inc.             Union Central Life Insurance Company
  Wachovia Securities LLC                 Wells Fargo Investments, LLC

      For the year ended December 31, 2004, the following firms, which in some cases are broker-dealers, received payments from the Adviser or Distributor for administrative or other services provided (other than revenue sharing arrangements), as described above:

  ABN AMRO                                ADP
  Alliance Benefit Group                  AMVESCAP Retirement Plans
  American Stock & Transfer               Baden Retirement
  BCG                                     Benefit Administration Co., LLC
  Benefit Administration, Inc.            Benefit Plans Administrative Services
  Benetech, Inc.                          BISYS Retirement Services
  Boston Financial Data Services          Ceridian
  Circle Trust Company                    Citigroup
  CitiStreet                              CPI
  Daily Access.Com, Inc.                  Digital Retirement Solutions
  Dyatech                                 ERISA Administrative Services, Inc.
  ExpertPlan.com                          FAScore
  FBD Consulting                          Federated Investors
  Fidelity Institutional                  First National Bank of Omaha
  First Trust Corp.                       Franklin Templeton
  Geller Group                            Gold K
  Great West Financial Services           Hartford Life Insurance Co.
  Equities, Inc.
  ICMA - RC Services                      In West Pension Mgmt
  Independent Plan Coordinators           Ingham Group
  Interactive Retirement Systems, Ltd.    Invesmart, Inc.
  Kaufman & Goble                         Leggette & Co., Inc.
  Manulife                                MassMutual Financial Group and
                                   affiliates
  Matrix Settlement & Clearance Services  Mellon HR Solutions
  Merrill Lynch & Co., Inc.               Metavante
  Metlife Securities Inc.                 MFS Investment Management
  Mid Atlantic Capital Corp.              Milliman USA
  Morgan Stanley DW Inc.                  National City Bank
  National Financial Services Corp.       National Investors Services Corp.
  Nationwide Investment Service Corp.     New York Life Investment Management,
                                      Inc.
  Northwest Plan Services                 Pension Administration and Consulting
  PFPC, Inc.                              PSMI Group
  Putnam Fiduciary Trust Company          Quads Trust Company
  RSM McGladrey                           SAFECO
  Charles Schwab & Co., Inc.              Security Trust Company
  Sentinel / National Life                Standard Insurance Co
  Stanley, Hunt, Dupree & Rhine           State Street Bank & Trust Company
  Suntrust Investment Services, Inc.      Swerdlin & Co.
  T. Rowe Price Brokerage Services, L.P.  Taylor, Perky & Parker, LLC
  The 401k Company                        The Investment Center, Inc.
  Trusource                               Union Bank and Trust Co.
  USI Consulting Group                    Vanguard Group
  Web401K.com                             Wilmington Trust Company

                               VALUATION OF ASSETS

            The net asset value of the Fund will be determined by or at the direction of the Adviser as of the close of business at the end of any fiscal period, generally monthly, in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board of Directors.

            The Fund's investment in Hedge Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate, pursuant to which the Fund will value its investments in Hedge
Funds at fair value. The Fund's investments in Hedge Funds are carried at fair value as determined by the Fund's pro-rata interest in the net assets of each
Hedge Fund. These Hedge Funds value their underlying investments in accordance with policies established by such Hedge Funds, as described in each of their financial statements and offering memoranda. All valuations utilize financial information supplied by each Hedge Fund and are net of management and performance incentive fees or allocations payable to the Hedge Fund Managers pursuant to the Hedge Funds' agreements. Where no value is readily available from a Hedge Fund or where a value is supplied by a Hedge Fund is deemed not to be indicative of its value, the Hedge Fund will be valued at fair value as determined in good faith by the Board of Directors or in accordance with the procedures adopted by the Board of Directors. In accordance with the Advisory
Agreement, the Adviser values the Fund's assets based on such reasonably available relevant information as it considers material. Because of the inherent uncertainty of valuation, the values of the Fund's investments may differ significantly from the values that would have been used had a ready market for the investments held by the Fund been available.

            To the extent Hedge Fund Managers are engaged to manage the
Segregated Accounts, the Fund will value portfolio securities of the Segregated
Accounts managed by the Hedge Fund Managers as described below:

            Equity securities, puts, calls and futures traded on a U.S.
            securities exchange or on NASDAQ are valued as follows:

         (1) if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, on that day, or

         (2) if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and "asked"
            prices on the valuation date or, if not, at the closing "bid" price on the valuation date.

            Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:

         (1) at the last sale price available to the pricing service approved by the Board of Directors, or

         (2) at the last sale price obtained by the Adviser from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or

         (3) at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.

            The following securities are valued at the mean between the "bid"
            and "asked" prices determined by a pricing service approved by the
            Board of Directors or obtained by the Adviser from two active market makers in the security on the basis of reasonable inquiry:

         (1) debt instruments that have a maturity of more than 397 days when issued,

         (2) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days,

         (3) non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less, and

         (4) puts, calls and futures that are not traded on an exchange or on
            NASDAQ.

            Money market debt securities that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts.

            Securities (including restricted securities) not having
            readily-available market quotations are valued at fair value determined under procedures established by the Board of Directors.
            If the Adviser is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and
            "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available). The Fund's interests in Hedge Funds will not have readily available market quotations and will be valued at their
            "fair value," as determined under procedures established by the
            Board of Directors. As described in the prospectus, with respect to its interests in Hedge Funds, the Fund will normally rely on valuation information provided by Hedge Fund Managers as being the
            "fair value" of such investments. The Board of Directors, however, will consider such information provided by Hedge Fund Managers, as well as other available information, and may possibly conclude in unusual circumstances that the information provided by a Hedge Fund
            Manager does not represent the "fair value" of the Fund's interests in Hedge Funds.

            In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Adviser may use pricing services approved by the Board of Directors. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Adviser will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

            The closing prices in the London foreign exchange market on a particular business day that are provided by a bank, dealer or pricing service that the Adviser has determined to be reliable are used to value foreign currency, including forward foreign currency contracts, and to determine the U.S. dollar value of securities that are denominated or quoted in foreign currency.

              INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

            Ernst & Young LLP serves as the Independent Registered Public
Accounting Firm of the Fund. Its principal business address is 5 Times Square,
New York, NY 10036.

            Mayer, Brown, Rowe & Maw LLP, 1675 Broadway, New York, New York
10019, acts as Fund Counsel and Independent Director Counsel.

                                    CUSTODIAN

            PFPC Trust Company (the "Custodian") serves as the custodian of the
Fund's assets, and may maintain custody of the Fund's assets with domestic and
non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board. Assets of the Fund are not held by the Adviser or the Sub-Adviser or commingled with the assets of other accounts except to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is 400
Bellevue Parkway, Wilmington, Delaware 19809.

                    CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

            As of June 30, 2005 the Adviser owned, beneficially and of record, approximately 25.59% of the Shares. The Adviser is a corporation organized under the laws of Colorado and maintains its principal office at Two World Financial
Center, 225 Liberty Street, New York, New York 10281-1008. Also as of that date, the Sub-Adviser, an affiliate of the Adviser, owned approximately 0.90% of the
Shares. The Adviser is indirectly wholly-owned by MassMutual, a mutual life insurance company organized under the laws of the Commonwealth of Massachusetts and maintains its principal office at 1295 State Street, Springfield,
Massachusetts 01111.

            Shares held by the Adviser alone or by the Adviser and the
Sub-Adviser together constitute more than 25% of the Shares, and so the Adviser and the Sub-Adviser may be deemed to control the Fund and generally would be in a position to control the outcome of voting on matters as to which Shareholders are entitled to vote.

            No other person owned, beneficially or of record, 5% or more of the outstanding Shares.

                            SUMMARY OF LLC AGREEMENT

            The following is a summary description of additional items and of select provisions of the LLC Agreement that are not described elsewhere in this
SAI or in the Fund's prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the LLC
Agreement contained in Appendix B to the prospectus.

                            LIABILITY OF SHAREHOLDERS

            Shareholders in the Fund will be members of a limited liability company as provided under Delaware law. Under Delaware law and the LLC
Agreement, a Member will not be liable for the debts, obligations or liabilities of the Fund solely by reason of being a Member, except that the Member may be obligated to make capital contributions to the Fund pursuant to the LLC
Agreement, to repay any funds wrongfully distributed to the Member. A Member may be required to contribute to the Fund, whether before or after the Fund's dissolution or after the Member ceases to be a Member, such amounts as the Fund deems necessary to meet the Fund's debts, obligations or liabilities (not to exceed for any Member, the aggregate amount of any distributions, amounts in connection with the repurchase of all or a portion of the Member's Shares and any other amounts received by the Member from the Fund during or after the fiscal year to which any debt, obligation or liability of the Fund is incurred).

                                  DUTY OF CARE

            The LLC Agreement provides that neither the Directors, the Adviser, or the Sub-Adviser (including certain of their affiliates, among others) shall be liable to the Fund or any of the Shareholders for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The LLC Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Directors by the Fund, but not by the Shareholders individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of the Fund. A
Director will not be personally liable to any Shareholder for the repayment of any investment made by a shareholder or by reason of any change in the Federal or state income tax laws applicable to the Fund or its Shareholders. The rights of indemnification and exculpation provided under the LLC Agreement do not provide for indemnification of a Director for any liability, including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

                                POWER OF ATTORNEY

            By purchasing Shares and by signing the LLC Agreement (which each
Member will do by virtue of signing the Shareholder certification form attached to the prospectus as Appendix A), each Shareholder will appoint the Adviser and each of the Directors his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and continuance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the LLC Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund.

            The power-of-attorney granted in the LLC Agreement is a special power-of-attorney coupled with an interest in favor of the Adviser and each of the Directors and as such is irrevocable and continues in effect until all of such Shareholder's Shares have been withdrawn pursuant to a repurchase or redemption of the Shares or a permitted transfer to one or more eligible transferees.

                        TERM, DISSOLUTION AND LIQUIDATION

            The Fund will be dissolved:

o           upon the affirmative vote to dissolve the Fund by both (1) the Board and (2) Shareholders holding at least two-thirds of the total number of votes eligible to be cast by all Shareholders;
o           upon the expiration of any two-year period that commences on the date on which any Shareholder has submitted a written notice to the
            Fund requesting the repurchase of all Shares owned by such
            Shareholder, in accordance with the LLC Agreement, if the Fund has not repurchased the Shareholder's Shares;
o     at the election of the Adviser;
o     upon the failure of Shareholders to elect successor Directors at a meeting called by the Adviser when no Director remains to continue the business of the Fund; or
o     as required by operation of law.

            Upon the occurrence of any event of dissolution, the Board or the
Adviser, acting as liquidator under appointment by the Board (or another liquidator, if the Board does not appoint the Adviser to act as liquidator or is unable to perform this function), is charged with winding up the affairs of the
Fund and liquidating its assets.

            Upon the dissolution of the Fund, its assets are to be distributed
(1) first to satisfy the debts, liabilities and obligations of the Fund, other than debts to Shareholders, including actual or anticipated liquidation expenses, (2) next to satisfy debts, liabilities and obligations owing to the
Shareholders, and (3) finally to the Shareholders proportionately in accordance with their share balances. Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Shareholders in facilitating an orderly liquidation.

                                     VOTING

            Each Shareholder has the right to cast a number of votes equal to the number of shares owned at a meeting of Shareholders called by the Board or by Shareholders holding 25% or more of the total number of votes eligible to be cast. Shareholders will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including the election of Directors, approval of the Fund's agreement any investment adviser of the Fund, and approval of the Company's auditors, and on certain other matters, to the extent that the Investment
Company Act requires a vote of Shareholders on any such matters. Except for the exercise of their voting privileges, Shareholders in their capacity as such are not entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.

                             REPORTS TO SHAREHOLDERS

            The Fund will furnish to Shareholders as soon as practicable after the end of each taxable year such information as is necessary for such
Shareholders to complete Federal and state income tax or information returns, along with any other tax information required by law. The Fund will send to
Shareholders a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the
Investment Company Act. Quarterly reports from the Adviser or the Sub-Adviser regarding the Fund's operations during each fiscal quarter also will be sent to
Shareholders.

                                   FISCAL YEAR

            For accounting purposes, the Fund's fiscal year is the 12-month period ending on March 31. For tax purposes, the Fund intends to adopt the
12-month period ending March 31 of each year will be the taxable year of the
Fund as its taxable year. However, in certain circumstances the Fund may be required to adopt a taxable year ending on another date.

                       FUND ADVERTISING AND SALES MATERIAL

            Advertisements and sales literature relating to the Fund and reports to Shareholders may include quotations of investment performance. In these materials, the Fund's performance will normally be portrayed as the net return to an investor in the Fund during each month or quarter of the period for which investment performance is being shown. Cumulative performance and year-to-date performance computed by aggregating quarterly or monthly return data may also be used. Investment returns will be reported on a net basis, after all fees and expenses and the Incentive Fee. Other methods may also be used to portray the
Fund's investment performance.

            The Fund's investment performance will vary from time to time, and past results are not necessarily representative of future results.

            Comparative performance information, as well as any published ratings, rankings and analyses, reports and articles discussing the Fund, may also be used to advertise or market the Fund, including data and materials prepared by recognized sources of such information. Such information may include comparisons of the Fund's investment performance to the performance of recognized market indices and indices, including but not limited to the
CSFB/Tremont Hedge Fund Index, an index prepared in part by Tremont Advisers,
Inc., an affiliate of the Adviser and the Sub-Adviser. Comparisons may also be made to economic and financial trends and data that may be relevant for investors to consider in determining whether to invest in the Fund.

                     NO LETTER OF INTENT; LIMITED RIGHT OF ACCUMULATION

            Under a Right of Accumulation in determining the applicable load, the amount of each additional investment in the Fund by a Shareholder will be aggregated with the amount of the Shareholder's initial investment and any other additional investments in the Fund (net of the value of all Shares held by the
Shareholder repurchased by the Fund). However, for purposes of determining the sales load for your investments in the Fund the right of accumulation privileges do not apply to investments in other funds managed by OppenheimerFunds, Inc. or its affiliates. The Fund no longer offers Letters of Intent.

                              FINANCIAL STATEMENTS

            The Fund's audited financial statements for the year ended March 31,
2005 immediately follow.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE MEMBERS AND BOARD OF MANAGERS OF OPPENHEIMER TREMONT MARKET NEUTRAL FUND,
LLC

We have audited the accompanying statement of assets, liabilities and members'
capital of Oppenheimer Tremont Market Neutral Fund, LLC (the "Fund"), including the statement of investments, as of March 31, 2005, and the related statements of operations and cash flows for the year then ended, the statements of changes in members' capital for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from January 2, 2002 (commencement of operations) to March 31,
2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of March 31, 2005, by correspondence with management of the investment funds and the custodian. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Tremont Market Neutral Fund, LLC at March 31, 2005, the results of its operations and its cash flows for the year then ended, the changes in its members' capital for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period from January 2, 2002 to March 31, 2002, in conformity with U.S.
generally accepted accounting principles.

                                                  /S/ ERNST & YOUNG LLP

New York, New York
May 19, 2005

                20 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

STATEMENT OF INVESTMENTS  March 31, 2005
--------------------------------------------------------------------------------

                                                   % OF                                      % OF
                                             INVESTMENT                           FAIR   MEMBERS'                      ACQUISITION
                                              FUND HELD            COST          VALUE    CAPITAL    LIQUIDITY 1            DATE 2
----------------------------------------------------------------------------------------------------------------------------------

INVESTMENTS IN INVESTMENT FUNDS
----------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE ARBITRAGE
Advent Convertible Arbitrage Fund, L.P.             1.9%    $ 1,495,000    $ 1,950,064        3.0%    Quarterly        01/02-02/04
----------------------------------------------------------------------------------------------------------------------------------
EQUITY MARKET NEUTRAL
AQR Global Stock Selection Institutional
  Fund, L.P.                                        7.7       3,020,366      3,573,720        5.6     Quarterly        01/02-07/03
----------------------------------------------------------------------------------------------------------------------------------
EVENT DRIVEN
Bear Stearns High-Grade Structured
  Credit Strategies, L.P.                           3.2       3,500,000      3,631,819        5.7     Monthly                01/05
Blue Mountain Credit Alternatives
  Fund, L.P.                                        1.3       4,000,000      4,165,876        6.5     Monthly                06/04
Halcyon Fund, L.P.                                  0.9       3,765,424      4,161,922        6.5     Annually         01/04-03/04
Perry Partners, L.P.                                0.1       4,000,000      4,078,034        6.4     Semi-Annually          01/05
Stanfield Credit Opportunities, L.P.                3.1       1,500,000      1,511,085        2.3     Quarterly              01/05
Third Point Partners Qualified, L.P.                2.8       3,000,000      3,257,018        5.1     Quarterly              01/05
                                                            --------------------------------------
TOTAL EVENT DRIVEN                                           19,765,424     20,805,754       32.5

----------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME ARBITRAGE
Endeavour Fund I LLC                                1.7       2,225,000      3,114,843        4.9     Quarterly        04/03-08/03
Julius Baer Diversified Income Hedge Fund           5.3       4,500,000      4,497,846        7.0     Quarterly              03/05
                                                            --------------------------------------
TOTAL FIXED INCOME ARBITRAGE                                  6,725,000      7,612,689       11.9

----------------------------------------------------------------------------------------------------------------------------------
GLOBAL MACRO
Epoch Capital Partners, L.P.                        4.1       1,019,494        625,025        1.0     Annually         11/03-03/04
Vega Feeder Fund Ltd.                               0.2       1,500,000      1,526,623        2.4     Monthly                01/05
                                                            --------------------------------------
TOTAL GLOBAL MACRO                                            2,519,494      2,151,648        3.4

----------------------------------------------------------------------------------------------------------------------------------
LONG/SHORT EQUITY
Cantillon U.S. Low Volatility L.P.                  3.5       3,600,000      3,789,528        5.9     Quarterly              09/04
JL Partners, L.P.                                   0.5       2,900,000      3,514,468        5.5     Annually         02/04-06/04
Kinetics Partners, L.P.                             2.3       4,000,000      4,093,131        6.4     Quarterly              02/05
North Sound Legacy Institutional Fund LLC           0.5       3,700,000      3,982,030        6.2     Quarterly        07/04-08/04
                                                            --------------------------------------
TOTAL LONG/SHORT EQUITY                                      14,200,000     15,379,157       24.0

----------------------------------------------------------------------------------------------------------------------------------
MANAGED FUTURES
Graham Global Investment Fund Ltd.                  0.1       2,000,000      1,703,680        2.7     Monthly                01/05
The Blenheim Fund, L.P.                             0.9       2,000,000      2,077,744        3.2     Monthly                01/05
                                                            --------------------------------------
TOTAL MANAGED FUTURES                                         4,000,000      3,781,424        5.9

----------------------------------------------------------------------------------------------------------------------------------
MULTI-ARBITRAGE
Canyon Value Realization Fund, L.P.                 0.3       2,469,623      3,630,055        5.7     Annually         01/02-04/03
LibertyView Fund, L.L.C                             1.3       2,994,000      3,291,939        5.1     Monthly          01/02-07/04
                                                            --------------------------------------
TOTAL MULTI-ARBITRAGE                                         5,463,623      6,921,994       10.8
                                                            --------------------------------------
Total Investments in Investment Funds                        57,188,907     62,176,450       97.1

                7 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                   % OF                                      % OF
                                             INVESTMENT                           FAIR   MEMBERS'                      ACQUISITION
                                              FUND HELD            COST          VALUE    CAPITAL    LIQUIDITY 1            DATE 2
----------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENT
----------------------------------------------------------------------------------------------------------------------------------
BlackRock Liquidity Fund--
Institutional--TempCash (290,671 shares)                    $     290,671  $   290,671         0.5%
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN INVESTMENT FUNDS
AND SHORT-TERM INVESTMENT                                   $  57,479,578   62,467,121        97.6
                                                            =============
OTHER ASSETS IN EXCESS OF LIABILITIES                                        1,533,584         2.4
                                                                           ------------------------
MEMBERS' CAPITAL                                                           $64,000,705       100.0%
                                                                           ========================

Detailed information about the Investment Funds' portfolios is not available.

1. Available frequency of redemptions after initial lock-up period.

2. Represents initial through most recent month of investment purchases.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                8 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

STATEMENT OF ASSETS, LIABILITIES AND MEMBERS' CAPITAL  March 31, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments in investment funds, at fair value (cost $57,188,907)    $62,176,450
--------------------------------------------------------------------------------
Cash and cash equivalents (cost $290,671)                                290,671
--------------------------------------------------------------------------------
Receivables and other assets:
Investment funds sold                                                 14,811,255
Other assets                                                              32,346
                                                                     -----------
Total assets                                                          77,310,722

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payables:
Member redemptions                                                    12,886,911
Management fee                                                           128,479
Accounting and investor processing fees                                   97,083
Professional fees                                                         84,325
Investor servicing fees                                                   68,436
Administration fee                                                        31,960
Board of Managers' fees and expenses                                         250
Miscellaneous fees                                                        12,573
                                                                     -----------
Total liabilities                                                     13,310,017

--------------------------------------------------------------------------------
NET ASSETS                                                           $64,000,705
                                                                     ===========

--------------------------------------------------------------------------------
MEMBERS' CAPITAL
--------------------------------------------------------------------------------
Represented by:
Net capital contributions                                            $59,013,162
--------------------------------------------------------------------------------
Net unrealized appreciation on investments                             4,987,543
                                                                     -----------
TOTAL MEMBERS' CAPITAL                                               $64,000,705
                                                                     ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                9 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

STATEMENT OF OPERATIONS  For the Year Ended March 31, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                           $    42,644

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fee                                                          733,707
--------------------------------------------------------------------------------
Investor servicing fees                                                 246,648
--------------------------------------------------------------------------------
Administration fee                                                      183,465
--------------------------------------------------------------------------------
Accounting and investor processing fees                                 155,988
--------------------------------------------------------------------------------
Professional fees                                                        90,934
--------------------------------------------------------------------------------
Custodian fees                                                           14,402
--------------------------------------------------------------------------------
Board of Managers' fees and expenses                                     10,021
--------------------------------------------------------------------------------
Miscellaneous fees                                                       58,237
                                                                    ------------
Total expenses                                                        1,493,402

--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                  (1,450,758)

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
--------------------------------------------------------------------------------
Net realized gain on investments                                      2,780,160
--------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                   (332,846)

--------------------------------------------------------------------------------
NET INCREASE IN MEMBERS' CAPITAL RESULTING FROM OPERATIONS          $   996,556
                                                                    ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                10 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

STATEMENTS OF CHANGES IN MEMBERS' CAPITAL
--------------------------------------------------------------------------------

                                                                SPECIAL ADVISORY
                                                                         ACCOUNT          MEMBERS            TOTAL
-------------------------------------------------------------------------------------------------------------------

MEMBERS' CAPITAL AT MARCH 31, 2003                                      $    157     $ 40,216,161     $ 40,216,318
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED MARCH 31, 2004
-------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment loss                                                           --       (1,171,913)      (1,171,913)
Net realized gain on investments                                              --          923,075          923,075
Net change in unrealized appreciation on investments                          --        3,215,949        3,215,949
                                                                        -------------------------------------------
Net increase in members' capital resulting from operations                    --        2,967,111        2,967,111

-------------------------------------------------------------------------------------------------------------------
MEMBERS' CAPITAL TRANSACTIONS
Member subscriptions 1                                                        --       31,406,732       31,406,732
Member redemptions                                                       (87,707)     (10,197,881)     (10,285,588)
Reallocation of incentive allocation                                      91,425          (91,425)              --
                                                                        -------------------------------------------
Net increase in members' capital resulting from capital
  transactions                                                             3,718       21,117,426       21,121,144
                                                                        -------------------------------------------
Total increase in members' capital                                         3,718       24,084,537       24,088,255
                                                                        -------------------------------------------
MEMBERS' CAPITAL AT MARCH 31, 2004                                      $  3,875     $ 64,300,698     $ 64,304,573
                                                                        ===========================================

-------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED MARCH 31, 2005
-------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment loss                                                           --       (1,450,758)      (1,450,758)
Net realized gain on investments                                              --        2,780,160        2,780,160
Net change in unrealized appreciation on investments                          --         (332,846)        (332,846)
                                                                        -------------------------------------------
Net increase in members' capital resulting from operations                    --          996,556          996,556

-------------------------------------------------------------------------------------------------------------------
MEMBERS' CAPITAL TRANSACTIONS
Member subscriptions 1                                                        --       20,056,854       20,056,854
Member redemptions                                                            --      (21,357,278)     (21,357,278)
Reallocation of incentive allocation                                       5,806           (5,806)              --
                                                                        -------------------------------------------
Net increase (decrease) in members' capital resulting
  from capital transactions                                                5,806       (1,306,230)      (1,300,424)
                                                                        -------------------------------------------
Total increase (decrease) in members' capital                              5,806         (309,674)        (303,868)
                                                                        -------------------------------------------
MEMBERS' CAPITAL AT MARCH 31, 2005                                      $  9,681     $ 63,991,024     $ 64,000,705
                                                                        ===========================================

1. Includes redemption fees received of $5,754 and $2,010 during the years ended
March 31, 2005 and 2004, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                11 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

STATEMENT OF CASH FLOWS  For the Year Ended March 31, 2005
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
------------------------------------------------------------------------------------------

Net increase in members' capital resulting from operations                   $    996,556
------------------------------------------------------------------------------------------
Adjustments to reconcile net increase in members' capital from operations to net cash used in operating activities:
Net realized gain on investments                                               (2,780,160)
Net change in unrealized appreciation on investments                              332,846
Purchases of investments                                                      (43,750,000)
Proceeds from sales of investments                                             55,527,079
Increase in receivable for investment funds sold                              (14,811,255)
Increase in other assets                                                           (2,884)
Increase in management fee payable                                                 66,890
Increase in accounting and investor processing fees payable                        73,879
Increase in professional fees payable                                              34,454
Increase in administration fee payable                                             16,559
Increase in investor servicing fees payable                                        12,828
Decrease in Board of Managers' fees and expenses payable                             (315)
Increase in miscellaneous fees payables                                             9,976
                                                                             -------------
Net cash used in operating activities                                          (4,273,547)

------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES
------------------------------------------------------------------------------------------
Proceeds from member subscriptions                                             20,056,854
Payments for member redemptions                                               (18,048,825)
                                                                             -------------
Net cash provided by financing activities                                       2,008,029
------------------------------------------------------------------------------------------
Net decrease in cash and cash equivalents                                      (2,265,518)
------------------------------------------------------------------------------------------
Cash and cash equivalents, beginning of year                                    2,556,189
                                                                             -------------
Cash and cash equivalents, end of year                                       $    290,671
                                                                             =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                12 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

YEAR ENDED MARCH 31,                                 2005         2004         2003         2002 1
------------------------------------------------------------------------------------------------------

TOTAL RETURN                                         1.35%        5.16%        2.03%          0.94%
------------------------------------------------------------------------------------------------------
Incentive allocation                                 0.00        (0.18)       (0.06)          0.00
                                                  ----------------------------------------------------
Total return, net of incentive allocation 2          1.35%        4.98%        1.97%          0.94%

------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------
Members' capital, end of period (in thousands)    $64,001      $64,305      $40,216        $25,175
                                                  ----------------------------------------------------
Ratios to average members' capital: 3
Net investment loss 4                               (1.98)%      (1.96)%      (1.91)%        (2.27)% 5
------------------------------------------------------------------------------------------------------
Total expenses                                       2.04%        2.01%        1.96%          2.29% 5
Incentive allocation                                 0.01         0.15         0.00(6)        0.00
                                                  ----------------------------------------------------
Total expenses and incentive allocation              2.05%        2.16%        1.96%          2.29% 5
------------------------------------------------------------------------------------------------------
Portfolio turnover rate 6                              62%          22%          25%             0%

1. For the period from January 2, 2002 (commencement of operations) to March 31,
2002.

2. Total return assumes a purchase of an interest in the Fund on the last valuation date prior to the first day of the fiscal period and a sale of that same interest on the last business day of the period noted, after Incentive
Allocation to the Special Advisory Member, if any, and does not reflect the deduction of sales loads, if any, incurred when subscribing to the Fund. Total returns for a period of less than a full year are not annualized.

3. Ratios do not reflect the Fund's proportionate share of income and expenses of the Investment Funds.

4. Excludes impact of incentive allocation.

5. Annualized.

6. Represents the lesser of purchases or sales of investments in Investment
Funds divided by the average fair value of investments in Investment Funds.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                13 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. ORGANIZATION

Oppenheimer Tremont Market Neutral Fund, LLC (the "Fund") is organized as a
Delaware limited liability company and registered under the Investment Company
Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Fund's investment objective is to seek long-term capital appreciation consistent with preservation of capital while attempting to generate positive returns over various market cycles. The Fund pursues this objective by investing primarily in private investment partnerships and similar investment vehicles ("Investment Funds") that are managed by a select group of alternative asset managers that employ various "market neutral"
investment strategies. These strategies encompass a broad range of investment programs that historically have exhibited a low correlation to the general performance of equity, debt and other markets.

      OppenheimerFunds, Inc. (the "Adviser"), serves as the investment adviser of the Fund subject to the ultimate supervision of and subject to any policies established by the Fund's Board of Managers ("the Board" or the "Directors"),
pursuant to the terms of the investment advisory agreement with the Fund (the
"Advisory Agreement"). Pursuant to the Advisory Agreement, the Adviser is
responsible for developing, implementing and supervising the Fund's investment program. The Adviser is authorized, subject to the approval of the Board and
Members, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to the Fund or to assist the Adviser in providing these services.

      Tremont Partners, Inc. (the "Investment Manager"), an affiliate of the
Adviser, has been retained to serve as the Fund's Investment Manager and is responsible for providing day-to-day investment management services to the Fund, subject to the supervision of the Adviser.

      The Adviser is wholly-owned by Oppenheimer Acquisition Corp., a holding company ultimately controlled by Massachusetts Mutual Life Insurance Company.
The Adviser and the Investment Manager are registered as investment advisers under the Investment Advisers Act of 1940, as amended.

      Generally, initial and additional applications for interests ("Interests")
by eligible investors may be accepted as of the first day of each month based on the Fund's net asset value. The Fund reserves the right to reject any applications for Interests in the Fund.

      The Fund from time to time may offer to repurchase outstanding Interests based on the Fund's net asset value pursuant to written tenders from Members.
Repurchases are made at such times and on such terms as may be determined by the
Board, in its sole discretion; and will be offered to repurchase at a specified dollar amount of outstanding Interests. Generally, the Fund will offer to repurchase interests, twice each year, as of the last business day of March and
September. A redemption fee payable to the Fund of 1.00% of the net asset value of an Interest (or portion of an Interest) repurchased by the Fund applies if the Interest is repurchased less than one year after the Member's initial investment in the Fund. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital. The Fund generally pays the value of the
Interests or portions thereof repurchased approximately one month after the value of Interests to be repurchased is determined. If the entire Interest of a
Member is repurchased, the Member receives an initial payment equal to 95% of the estimated value of the Interest and the balance due is determined and paid promptly after completion of the year end audit of the Fund. A Member's Interest in the Fund can only be transferred or assigned with the written consent of the
Board, which may be withheld in its sole and absolute discretion.

--------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with U.S.
generally accepted accounting principles, which require the Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including the estimated fair value of investments.
Such policies are consistently followed by the Fund in preparation of its financial statements. The Adviser believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

                14 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

--------------------------------------------------------------------------------
PORTFOLIO VALUATION. The net asset value of the Fund will be determined by or at the direction of the Adviser as of the close of business at the end of any fiscal period, generally monthly, in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

      The Fund's investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate. The Fund's investments in Investment Funds are carried at fair value as determined by the Fund's pro-rata interest in the net assets of each
Investment Fund. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds, as described in each of their financial statements and offering memoranda. All valuations utilize financial information supplied by each Investment Fund and are net of management and performance incentive fees or allocations payable to the
Investment Funds' managers pursuant to the Investment Funds' agreements. Where no value is readily available from an Investment Fund or where a value supplied by an Investment Fund is deemed not to be indicative of its value, the Adviser will determine, in good faith, the fair value of the Investment Fund under procedures adopted by the Board and subject to the Board's supervision. In accordance with the Advisory Agreement, the Adviser values the Fund's assets based on such reasonably available relevant information as it considers material. Because of the inherent uncertainty of valuation, the values of the
Fund's investments may differ significantly from the values that would have been used had a ready market for the investments held by the Fund been available.

--------------------------------------------------------------------------------
INCOME RECOGNITION AND EXPENSES. Dividend income is recorded on the ex-dividend date. Income, expenses and realized and unrealized gains and losses are recorded monthly. The change in an Investment Fund's net asset value is included in net change in unrealized appreciation/depreciation on investments on the statement of operations. Distributions received from Investment Funds, whether in the form of cash or securities, are applied as a reduction of the Investment Fund's cost.
Realized gains or losses on withdrawals from Investment Funds are recognized on a cost recovery basis.

      The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund's account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund's net asset value;
costs of insurance; registration expenses; certain offering costs; expenses of meetings of the Board and Members; all costs with respect to communications to
Members; and other types of expenses as may be approved from time to time by the
Board. Ongoing offering costs are capitalized and amortized to expense over twelve months on a straight-line basis.

      Net profits or net losses of the Fund for each fiscal period are allocated among and credited to or debited against the capital accounts of all Members
(but not the Special Advisory Account, as defined) as of the last day of each fiscal period in accordance with the Members' respective investment percentages for the fiscal period. Net profits or net losses are measured as the net change in the value of the net assets of the Fund, including any net change in unrealized appreciation or depreciation of investments and income, net of expenses, and realized gains or losses during a fiscal period, before giving effect to any repurchases by the Fund of Interests or portions of Interests.

--------------------------------------------------------------------------------
INCOME TAXES. No provision for the payment of Federal, state or local income taxes has been provided. Each Member is individually required to report on its own tax return its distributive share of the Fund's taxable income or loss.

      At March 31, 2005, the Fund reclassified $1,450,758 and $2,780,160 from accumulated net investment loss and accumulated net realized gain on investments, respectively, to net capital contributions. This reclassification was to reflect, as an adjustment to net capital contributions, the amounts of taxable income or loss that have been allocated to the Fund's Members and had no effect on the net assets.

The cost of investments for Federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Investment Funds. The allocated taxable income is reported to the Fund by the Investment Funds on Schedules K-1.
The aggregate cost of Investment Funds and the gross unrealized appreciation and depreciation on Investment Funds for federal income tax purposes as of March 31,
2005 are noted below. The difference between book basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash

                15 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2. SIGNIFICANT ACCOUNTING POLICIES Continued

sales and the realization for tax purposes of unrealized gains on certain forward foreign currency contracts and on investments in passive foreign investment companies.

             Federal tax cost of investment funds    $ 60,222,436
                                                     =============
             Gross unrealized appreciation           $  2,561,462
             Gross unrealized depreciation               (607,448)
                                                     -------------
             Net unrealized appreciation             $  1,954,014
                                                     =============

--------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS. Cash and cash equivalents consist of monies invested in money market funds sponsored by BlackRock Institutional Management
Corporation, an affiliate of PNC Bank, N.A., and are accounted for at net asset value. Dividends receivable from such funds are included in other assets on the statement of assets, liabilities and members' capital. The Fund treats all financial instruments that mature within three months as cash equivalents.

--------------------------------------------------------------------------------
3. MANAGEMENT FEE, INCENTIVE ALLOCATION, RELATED PARTY TRANSACTIONS AND OTHER

The Adviser provides certain management and administrative services to the Fund.
In consideration for such management services, the Fund pays the Adviser a monthly management fee (the "Management Fee") computed at an annual rate of
1.00% of the Fund's net assets determined as of the last day of the month
(before any repurchases of Interests or Incentive Allocation). The Adviser pays
50% of its fee to the Investment Manager. In consideration for such administration services, the Fund pays the Adviser a monthly administration fee
(the "Administration Fee") computed at an annual rate of 0.25% of the Fund's net assets determined as of the last day of the month (before any repurchases of
Interests or Incentive Allocation and the Management Fee). For the year ended
March 31, 2005, the Management Fee and Administration Fee incurred by the Fund were $733,707 and $183,465, respectively.

      The Investment Manager has been designated by the Adviser as the special advisory member (the "Special Advisory Member") and is entitled to receive a performance-based allocation (the "Incentive Allocation") equal to 5% of net profits, if any, in excess of the preferred return (the "Preferred Return"). The
Preferred Return is an amount determined by applying an annual percentage rate equal to the 2-year Treasury constant maturity rate to the capital account balance of each Member as of the beginning of the fiscal period. For the three months ended March 31, 2005, the Preferred Return was 3.08%. For the calendar year ended December 31, 2004, the Preferred Return was 1.84%. The Incentive
Allocation applies only to net profits for the applicable calendar year that exceed both: (i) the Preferred Return for the calendar period; and (ii) any balance in a "Loss Recovery Account," as defined in the Fund's registration statement, established for each Member. A Special Advisory Account has been established by the Fund for crediting any Incentive Allocation due to the
Special Advisory Member. The Incentive Allocation is debited from each Member's capital account and credited to the Special Advisory Account. Generally, the
Incentive Allocation is made as of the end of each calendar year and upon the repurchase of any Member's Interest (or portion thereof). The Special Advisory
Member may withdraw any Incentive Allocation credited to the Special Advisory
Account at any time following the date on which the Incentive Allocation is made. For the calendar year ended December 31, 2004, the Special Advisory Member earned an Incentive Allocation of $5,806. If the Members' measurement period for
Incentive Allocation closed at March 31, 2005, Incentive Allocation reallocable to the Special Advisory Member would have been an additional $133 based on performance of the Fund during the period from January 1, 2005 to March 31,
2005.

      The Adviser's and Investment Manager's capital account balances at March
31, 2005 were $15,552,455 and $547,933, respectively. The Adviser's and
Investment Manager's capital account balances at March 31, 2004 were $26,346,862 and $540,658, respectively. During the year ended March 31, 2005, the Adviser withdrew $11,000,000 from its capital account.

      A majority of the Board is comprised of persons who are independent with respect to the Fund. Each Board member who is not an employee of the Adviser, or one of its affiliates, receives an annual retainer, plus a fee for each meeting attended. Additionally, these Board members are reimbursed for all reasonable out of pocket expenses. These

                16 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

fees and out of pocket expenses are paid by the funds that the Board members oversee, including the Fund. Any Board member who is an employee of the Adviser, or one of its affiliates, does not receive an annual fee from the Fund.

      PFPC Trust Company (an affiliate of PNC Bank, N.A.) serves as custodian of the Fund's assets and provides custodial services for the Fund.

      PFPC Inc. ("PFPC") (also an affiliate of PNC Bank, N.A.) serves as accounting and investor processing agent to the Fund and in that capacity provides accounting, tax and Member related services. PFPC receives a monthly fee primarily based upon the average net assets of the Fund, subject to a minimum monthly fee. Additionally, the Fund reimburses all reasonable out of pocket expenses incurred by PFPC.

      Under the terms of an investor servicing agreement (the "Investor
Servicing Agreement") between the Fund and OppenheimerFunds Distributor, Inc.
(the "Distributor"), the Distributor is authorized to retain brokers, dealers and certain financial advisers ("Investor Service Providers") to provide ongoing investor services and account maintenance services to Members that are their customers. Under the Investor Servicing Agreement, the Fund pays a fee to the
Distributor to reimburse it for payments made to Investor Service Providers.
This fee is paid quarterly and, with respect to each Investor Service Provider, shall not exceed the lesser of: (i) 0.50% (on an annualized basis) of the aggregate value of outstanding Interests held by investors that receive services from the Investor Service Provider, determined as of the last day of the calendar quarter (before any repurchases of Interests or Incentive Allocation and the Management Fee); or (ii) the Distributor's actual payments to the
Investor Service Provider including any affiliated Investor Service Providers.
At March 31, 2005, $68,436 was payable to the Distributor.

--------------------------------------------------------------------------------
4. INVESTMENTS IN INVESTMENT FUNDS

At March 31, 2005, the Fund had investments in Investment Funds, none of which were related parties. The agreements related to investments in Investment Funds provide for compensation to the Investment Funds' managers/general partners in the form of management fees ranging from 1.0% to 2.0% annually of net assets and performance incentive fees/allocations ranging from 10% to 25% of net profits earned. The Investment Funds provide for periodic redemptions ranging from monthly to annually with lock up provisions of up to two years from initial investment. Information related to each Investment Fund is included on the statement of investments. At March 31, 2005, the Fund had approximately 6.2% of capital invested in Investment Funds with lock-up provisions extending one year or more from March 31, 2005.

      For the year ended March 31, 2005, the aggregate cost of purchases and proceeds from sales of Investment Funds were $43,750,000 and $55,527,079, respectively.

--------------------------------------------------------------------------------
5. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These activities may include, but are not limited to, short selling activities, writing option contracts and interest rate, credit default and total return equity swap contracts. The Fund's risk of loss in these
Investment Funds is limited to the value of these investments as reported by the
Fund.

--------------------------------------------------------------------------------
6. SUBSEQUENT EVENTS

Effective April 1, 2005 and May 1, 2005, the Fund received initial and additional contributions from Members of approximately $823,000 and $518,000, respectively.

      The Fund's Board of Managers has approved, at a special telephonic meeting of the Board held on April 21, 2005, for the Fund to elect to be treated as a corporation for Federal income tax purposes, and in addition, to seek qualification to operate as a regulated investment company under the provisions of Subchapter M under the Internal Revenue Code

                17 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. SUBSEQUENT EVENTS Continued

of 1986, as amended. The new tax treatment will simplify fund reporting to investors, allowing tax reports to be made on Form 1099 instead of the more complex Schedule K-1.

      Because the new tax treatment will require the Fund to make certain annual distributions, the Fund also expects to establish a program for the automatic reinvestment of these distributions. Under the Fund's program, when a shareholder's distribution is reinvested, additional Fund shares will be issued to that shareholder in an amount equal in value to the distribution. Unless the
Fund is informed otherwise, shareholders will be enrolled automatically in the reinvestment program.

      The Fund currently has a capital account structure (allowing net increases and decreases in the net value of the Fund's assets to be allocated to a particular investor's individual capital account on a generally pro rata basis).
Upon completion of the Fund's transition to the new tax treatment (the "Tax
Transition"), that structure will be replaced by a standard corporate-type structure in which shareholders will participate in the Fund's "general account"
on the basis of the number of shares of the Fund they hold relative to the total number of Fund shares outstanding. After the Tax Transition, shareholders will be issued Fund shares equal in value to their capital accounts immediately preceding the Tax Transition. Individual capital accounts will be replaced with a corporate "share" structure and, going forward, shareholders will refer to their share balances when calculating the value of an investment in the Fund.

      Subject to the approval of the Fund's Board of Managers in June 2005, the
Fund expects to convert the Incentive Allocation to an Incentive Fee. By replacing the individual investor capital accounts with a general Fund account, the calculation of the incentive compensation will change so that such calculation is made on a Fund-wide basis, rather than separately for each member's capital account. Notwithstanding those technical modifications in the manner of calculation, the new Incentive Fee is intended to replicate substantially the payments associated with the present Incentive Allocation. In addition, the Incentive Fee will not represent an increased fee for any member as compared to the present Incentive Allocation.

      Before the new tax treatment can go into effect, each investor will be given the opportunity to tender all or a portion of their investment in the Fund pursuant to a special tender offer (the "Special Tender Offer"). Materials relating to the Special Tender Offer are expected to be sent in May 2005 to all members that are investors at the time the record date is set for such Special
Tender Offer. The Special Tender Offer materials will describe these matters in greater detail, as will additional Fund documentation expected to be published later this year.

      The Board requested, and the Adviser agreed, to limit conversion related expenses borne by the Fund to no more than 0.15% of the Fund's average annual net assets for the fiscal year ending March 31, 2006. The Adviser will voluntarily reimburse the Fund for any such expenses that exceed this limit.

--------------------------------------------------------------------------------
7. LITIGATION

A consolidated amended complaint has been filed as putative derivative and class actions against the Adviser, OppenheimerFunds Services and the Distributor
(collectively, the "Oppenheimer defendants"), as well as 51 of the Oppenheimer funds (as "Nominal Defendants") excluding the Fund, 30 present and former
Directors or Trustees and 8 present and former officers of the funds. This complaint, initially filed in the U.S. District Court for the Southern District of New York on January 10, 2005 and amended on March 4, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Adviser charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of assets of the funds to make those payments in violation of the Investment Company Act of 1940 and the Investment
Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the
Directors/Trustees and the Officers breached their fiduciary duties to shareholders of the funds under the Investment Company Act of 1940 and at common law. The

                18 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The Oppenheimer defendants believe that the allegations contained in the
Complaint are without merit and that they, the funds named as Nominal
Defendants, and the directors/trustees of those funds have meritorious defenses against the claims asserted. The Oppenheimer defendants intend to defend these lawsuits vigorously and to contest any claimed liability. The Oppenheimer defendants believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

                19 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

                                   APPENDIX A

---------------------------------------------------------------------------------
                               Sales Load Waivers
---------------------------------------------------------------------------------

In certain cases, the initial sales load that applies to purchases of Shares may be waived in recognition of the realization of the economies of sales efforts by
OppenheimerFunds Distributor, Inc., ("OFDI"), or by dealers or other financial institutions that offer Shares to certain classes of investors.

For the purposes of some of the waivers described below and as described in the prospectus, the term "Retirement Plan" refers to the following types of plans:

(1) plans qualified under Sections 401(a) or 401(k) of the Internal Revenue
Code, (2) non-qualified deferred compensation plans, (3) employee benefit plans(1) (4) Group Retirement Plans(2) (5) 403(b)(7) custodial plan accounts (6)
Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs,
         SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a waiver in a particular case is in the sole discretion of OFDI. These waivers may be amended or terminated at any time by the Fund, OFDI, and/or OppenheimerFunds, Inc. (the
"Adviser"). Waivers must be requested by the investor and/or the investor's broker or dealer at the time of purchase.

--------------
1. An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Shares are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
2. The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with OFDI and all members of the group participating in (or who are eligible to participate in) the plan to purchase
   Shares through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs,
   SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase Shares through a single investment dealer, broker or other financial institution that has made special arrangements with OFDI enabling those plans to purchase Shares.

--------------------------------------------------------------------------------------------
                              Waivers of Sales Load
--------------------------------------------------------------------------------------------

A. Waivers of Sales Load for Certain Purchasers.

Shares purchased by the following investors are not subject to any sales load
(and no commissions to brokers or dealers are paid by OFDI on such purchases):

|_|   The Adviser or its affiliates.
|_|      Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Adviser and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
|_|      Registered management investment companies, or separate accounts of insurance companies having an agreement with the Adviser or OFDI for that purpose.
|_|      Dealers or brokers that have a sales agreement with OFDI, if they purchase Shares for their own accounts or for retirement plans for their employees.
|_|      Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to OFDI) or with OFDI. The purchaser must certify to
         OFDI at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_|      Dealers, brokers, banks or registered investment advisers that have entered into an agreement with OFDI providing specifically for the use of Shares in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or adviser for the purchase or sale of Shares.
|_|      Investment advisers and financial planners who have entered into an agreement for this purpose with OFDI and who charge an advisory, consulting or other fee for their services and buy Shares for their own accounts or the accounts of their clients.
|_|      "Rabbi trusts" that buy Shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with OFDI for those purchases.
|_|      Clients of investment advisers or financial planners (who have entered into an agreement for this purpose with OFDI) who buy Shares for their own accounts may also purchase Shares without a sales load but only if their accounts are linked to a master account of their investment adviser or financial planner on the books and records of the broker, agent or financial intermediary with which OFDI has made such special arrangements. Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing Shares.
|_|      Directors, trustees, officers or full-time employees of OpCap Advisers or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns Shares for those persons.
|_|      Accounts for which Oppenheimer Capital (or its successor) is the investment adviser (OFDI must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_| A unit investment trust that has entered into an appropriate agreement with
OFDI. |_| Dealers, brokers, banks, or registered investment advisers that have entered into an
         agreement with OFDI to sell Shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|_|      Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue
         Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with
         OFDI for those purchases.

B. Waivers of Sales Load in Certain Transactions.

Shares issued or purchased in the following transactions are not subject to sales loads (and no commissions to brokers or dealers are paid by OFDI on such purchases):

|_|      Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|      Shares purchased by the reinvestment of distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash
         Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
|_|      Shares purchased with the proceeds of maturing principal units of any
         Qualified Unit Investment Liquid Trust Series.
|_|      Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Adviser or an affiliate acts as sponsor.

PX0371.1205

--------------------
(1) Generally, in the absence of Regulations requiring it, the Fund will not treat positions held through different investment Segregated Accounts or Hedge
Funds as offsetting positions for purposes of the straddle rules.
(2) Under recently enacted legislation, this rate is reduced in stages until calendar year 2006 when the maximum rate will be 35%. However, this legislation contains a "sunset" provision that will result in the top rate being restored to
39.6% in 2011.
(3) The maximum individual long-term capital gains tax rate is 18% for certain property purchased after December 31, 2000 and held for more than five years.
(4) Generally, a conversion transaction is one of several enumerated transactions where substantially all of the taxpayer's return is attributable to the time value of the net investment in the transaction. The enumerated transactions are (i) the holding of any property (whether or not actively traded) and entering into a contract to sell such property (or substantially identical property) at a price determined in accordance with such contract, but only if such property was acquired and such contract was entered into on a substantially contemporaneous basis, (ii) certain straddles, (iii) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain or (iv) any other transaction specified in Regulations.
(5) The Fund will not generally be in a position to furnish to Shareholders information regarding the securities positions of its Hedge Funds which would permit a Member to determine whether its transactions in securities, which are also held by such Hedge Funds, should be treated as offsetting positions for purposes of the straddle rules.
(6) However, Section 67(e) of the Code provides that, in the case of a trust or an estate, such limitation does not apply to deductions or costs which are paid or incurred in connection with the administration of the estate or trust and would not have been incurred if the property were not held in such trust or estate. There is a disagreement between two Federal Courts of Appeal on the question of whether the investment advisory fees incurred by a trust are exempt
(under Section 67(e)) from the 2% of adjusted gross income floor on deductibility. Shareholders that are trusts or estates should consult their tax advisers as to the applicability of these cases to the investment expenses that are allocated to them.
(7) Under recently enacted legislation, the latter limitation on itemized deductions will be reduced starting in calendar year 2006 and will be completely eliminated by 2010. However, this legislation contains a "sunset" provision that will result in the limitation on itemized deductions being restored in 2011.
(8) With certain exceptions, tax-exempt organizations which are private foundations are subject to a 2% Federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.
(9) Moreover, income realized from option writing and futures contract transactions generally would not constitute UBTI.
(10) The calculation of a particular exempt organization's UBTI would also be affected if it incurs indebtedness to finance its investment in the Fund. An exempt organization is required to make estimated tax payments with respect to its UBTI.
(11) Certain exempt organizations which realize UBTI in a taxable year will not constitute "qualified organizations" for purposes of Section
514(c)(9)(B)(vi)(I) of the Code, pursuant to which, in limited circumstances, income from certain real estate partnerships in which such organizations invest might be treated as exempt from UBTI. A prospective tax-exempt Member should consult its tax adviser in this regard.
(12) New York State (but not New York City) generally exempts from corporate franchise tax a non-New York corporation which (i) does not actually or constructively own a 1% or greater limited partnership interest in a partnership doing business in New York and (ii) has a tax basis in such limited partnership interest not greater than $1 million.